   As filed with the Securities and Exchange Commission on June 5, 1997.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933
                                                          [_]
            File No. 33-01971
            Pre-Effective Amendment No.                   [_]
                                      ---

            Post-Effective Amendment No. 23               [X]
                                      and
            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940              [_]

            File No. 811-04508

            Amendment No. 23                              [X]

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago, Illinois                      60606
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (312) 917-7700

    Gifford R. Zimmerman, Esq.--Vice President and Assistant Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing         [_] on (date) pursuant to paragraph (a)(1)
    pursuant to paragraph (b)
                                    [_] 75 days after filing pursuant
[X] on June 10, 1997 pursuant           to paragraph (a)(2)
    to paragraph (b)
                                    [_] on (date) pursuant to paragraph (a)(2)
[_] 60 days after filing                of Rule 485.
    pursuant to paragraph (a)(1)

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES (DESIGNATED AS INSTITUTIONAL SERIES SHARES, SERVICE PLAN SERIES SHARES AND DISTRIBUTION PLAN SERIES SHARES) OF NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND. A RULE 24F-2 NOTICE FOR THE REG-ISTRANT'S FISCAL YEAR ENDED FEBRUARY 28, 1997, WAS FILED ON OR ABOUT APRIL 29, 1997.

                 CALCULATION OF REGISTRATION FEE FOR SHARES OF
                     CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        PROPOSED       PROPOSED
                           AMOUNT       MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES       BEING    OFFERING PRICE   AGGREGATE    REGISTRATION
    BEING REGISTERED     REGISTERED     PER UNIT    OFFERING PRICE     FEE*
-------------------------------------------------------------------------------
Shares of Common Stock,
 $.01 par value........  390,181,761     $1.00       $390,181,761    $100.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   *Registrant has elected to calculate its filing fee in the manner described in Rule 24e-2 under the Investment Company Act of 1940. The total amount of securities redeemed during the previous fiscal year was $404,968,211. The total amount of redeemed securities used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) was $15,116,450. The amount of redeemed securities being used for reduction of the registration fee in this Amendment is $389,851,761.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 23

                                       TO

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 33-01971

                                      AND

                             AMENDMENT NO. 23

                                       TO

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-04508

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copies of Annual Reports to Shareholders for the Nuveen
                  California Tax-Free Money Market Fund (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                               -----------------

                             CROSS REFERENCE SHEET

                            PART A--PROSPECTUS

 TEM IN PART AI
 OF FORM N-1A                                     PROSPECTUS LOCATION
--------------                                    -------------------
  1  Cover Page                       Cover Page
  2  Synopsis                         Fund Expenses; Highlights
  3  Condensed Financial Information  Financial Highlights
  4  General Description of           The Fund and its Investment Objective and
     Registrant                       Policies
  5  Management of the Fund           Management of the Fund; General Information
  6  Capital Stock and Other          General Information; Dividends and Taxes
     Securities
  7  Purchase of Securities Being     Management of the Fund; Net Asset Value;
     Offered                          How to Buy Fund Shares
  8  Redemption or Repurchase         How to Redeem Fund Shares
  9  Pending Legal Proceedings        Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

          ITEM IN PART B                       LOCATION IN STATEMENT
           OF FORM N-1A                      OF ADDITIONAL INFORMATION
          --------------                     -------------------------
10 Cover Page                       Cover Page
11 Table of Contents                Cover Page
12 General Information and History  Not Applicable
13 Investment Objectives and        Fundamental Policies and Investment
   Policies                         Portfolio
14 Management of the Fund           Management
15 Control Persons and Principal    Management
   Holders of Securities
16 Investment Advisory and Other    Investment Adviser and Investment
   Services                         Management Agreement; Distribution and
                                    Service Plan; Independent Public
                                    Accountants and Custodian
17 Brokerage Allocation and Other   Portfolio Transactions
   Practices
18 Capital Stock and Other          See "General Information" in the Prospectus
   Securities
19 Purchase, Redemption and         Additional Information on the Purchase and
   Pricing of Securities            Redemption of Fund Shares; Distribution and
                                    Service Plan; Net Asset Value
20 Tax Status                       Tax Matters
21 Underwriters                     Additional Information on the Purchase and
                                    Redemption of Fund Shares; See "How to Buy
                                    Fund Shares" and "Management of the Funds"
                                    in the Prospectus
22 Calculation of Performance Data  Performance Information
23 Financial Statements             Incorporated by Reference to Annual Report
                                    to Shareholders

                               PART A--PROSPECTUS

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

NUVEEN

Money Market
Funds


June 10, 1997

Prospectus

Dependable, tax-free income
to help you keep more of
what you earn.

                        [PHOTO OF COUPLE APPEARS HERE]

California

                    Nuveen California Tax-Free Fund, Inc.

                    JUNE 10, 1997

                    PROSPECTUS

                    Nuveen California Tax-Free Fund, Inc. is an open-end, diversified management investment company presently offering shares in one investment portfolio, the Nuveen California Tax-Free Money Market Fund (the "Fund" or the "Money Market Fund").

                    The Money Market Fund has the objective of providing, through investment in a professionally managed port-folio of California Municipal Obligations, as high a level of current interest income exempt from both federal and California income taxes as is consistent with its investment policies and with preservation of capital.

                    The Money Market Fund invests primarily in high qual-ity short-term California tax-exempt money market instruments. The Fund seeks to maintain its net asset value at $1.00 per share. The Fund has adopted plans applicable to shares of the Fund sold through banks or securities dealers whereby certain of the costs of administration and/or distribution with respect to such shares will be borne by the Fund and allocated to the shares that are subject to those plans.

                    This Prospectus, which should be retained for future reference, sets forth concisely the information about the Fund that a prospective investor should know before investing in the Fund. A "Statement of Addi-tional Information" dated June 10, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of this Statement may be obtained without charge by writing to Nuveen California Tax-Free Fund, Inc. or by calling John Nuveen & Co. Incorporated at the toll-free number provided below.

                    An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency.

                    The Fund may invest a significant percentage of its assets in the securities of a single issuer, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    John Nuveen & Co. Incorporated

                    For information, call toll-free (800) 621-7227

                                      ---

Contents

  2  Fund Expenses
  3  Highlights
  4  Financial Highlights
  5  Yield
  5  The Fund and Its Investment
     Objective and Policies
  8  Management of the Fund
  8  Dividends and Taxes
 10  Net Asset Value
 10  How to Buy Fund Shares
 13  How to Redeem Fund Shares
 14  General Information
 16  Taxable Equivalent Yield Tables

Fund Expenses

The following tables illustrate all expenses and fees that a shareholder of a series of the Fund will incur. The expenses and fees shown are for the fiscal year ended February 28, 1997.

                                     INSTITUTIONAL DISTRIBUTION     SERVICE
SHAREHOLDER TRANSACTION EXPENSES            SERIES  PLAN SERIES PLAN SERIES
---------------------------------------------------------------------------
Sales charges imposed on purchases            None         None        None
Sales charges imposed on reinvested
 dividends                                    None         None        None
Redemption fees                               None         None        None
Exchange fees                                 None         None        None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF                      INSTITUTIONAL DISTRIBUTION     SERVICE
AVERAGE DAILY NET ASSETS)                       SERIES  PLAN SERIES PLAN SERIES
-------------------------------------------------------------------------------
Management fees                                   .40%         .40%        .40%
12b-1 Fees (or service fees)                      None         .10%        .12%
Other operating expenses, after expense
 reimbursements                                   .06%         .05%        .03%
-------------------------------------------------------------------------------
Total expenses, after expense
 reimbursements                                   .46%         .55%        .55%
-------------------------------------------------------------------------------

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
Institutional series         $ 5     $15     $26      $58
Distribution Plan series     $ 6     $18     $31      $69
Service Plan series          $ 6     $18     $31      $69
---------------------------------------------------------

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. This example assumes that the percentage amounts listed under Annual Operating Expenses remain the same in each of the periods.

The purpose of the foregoing tables is to help you understand all expenses and fees that you would bear directly or indirectly as an investor in the Fund.

As discussed under "Management of the Fund" and reflected in the tables above, the management fee is reduced or Nuveen Advisory assumes certain expenses in amounts necessary to prevent the total expenses of each series of the Fund in any fiscal year from exceeding .55 of 1% of the average daily net asset value of the series. Without expense reimbursements, for the fiscal year ended Febru-ary 28, 1997, other operating expenses would have been .06, .11 and .07 of 1%, and total expenses would have been .46, .61 and .59 of 1% of the average daily net assets of the Institutional series, the Distribution Plan series and the Service Plan series, respectively, of the Fund. See "Management of the Fund."

                                      ---

Highlights

Nuveen California Tax-Free Fund, Inc. is an open-end, diversified management investment company that currently offers shares in one investment portfolio, the Nuveen California Tax-Free Money Market Fund (the "Fund").

The Fund has the objective of providing, through investment in a professionally managed portfolio of California Municipal Obligations, as high a level of cur-rent interest income exempt both from federal and California income taxes as is consistent with its investment policies and with preservation of capital. The Fund invests primarily in high quality short-term California tax-exempt instru-ments and seeks to maintain a net asset value of $1.00 per share. There is no guarantee that this value will be maintained or that the objective of the Fund will be realized. See "Net Asset Value" on page 10, "The Fund and its Invest-ment Objective and Policies" on page 5.

The Fund intends to qualify, as it has in prior years, for tax treatment as a regulated investment company and to satisfy conditions that will enable inter-est income that is exempt from federal and California income taxes in the hands of the Fund to retain such tax-exempt status when distributed to the sharehold-ers. See "Dividends and Taxes--Tax Matters" on page 9.

HOW TO BUY FUND SHARES

Shares of the Fund may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business ("business days") at the net asset value next determined after an order is received together with payment in fed-eral funds. The minimum initial investment for purchases of shares of the Fund is $5,000 and subsequent purchases must be in amounts of $100 or more. See "How to Buy Fund Shares"on page 10. For further information about the Fund, please call Nuveen toll-free at (800) 621-7227.

HOW TO REDEEM FUND SHARES

Shareholders may redeem shares at the net asset value next computed after receipt of a redemption request in proper form on any business day. Sharehold-ers may make redemption requests in writing or, for shareholders of the Distri-bution Plan series, by check. Shareholders who have completed and filed the necessary authorization form may make redemption requests by telephone with proceeds to be transferred by wire to a predesignated bank account or by check to the address of record. A fee may be charged for wire redemption. See "How to Redeem Fund Shares" on page 13.

DIVIDENDS AND REINVESTMENT

All of the net income of the Fund is declared daily as a dividend on shares entitled to such dividend. The Fund will distribute its dividends monthly. Dis-tributions will be made in the form of additional shares of the Fund or, at the option of the shareholder, in cash. See "Dividends and Taxes" on page 8.

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

John Nuveen & Co. Incorporated ("Nuveen") will act as principal underwriter of the Fund's shares. The Fund has adopted Distribution and Service Plans under which qualifying organizations may be paid a fee for servicing shareholder accounts. A portion of the fees paid under these Plans is charged to the Dis-tribution Plan and Service Plan series of shares of the Fund. See "How to Buy Fund Shares--Distribution and Service Plan" on page 12. Nuveen Advisory Corp. ("Nuveen Advisory"), a wholly-owned subsidiary of Nuveen, is the Fund's invest-ment adviser and receives annual fees based upon the average daily net assets of the Fund. See "Management of the Fund" on page 8.

INVESTMENTS

The Fund will invest primarily in California Municipal Obligations having rat-ings or other credit and risk characteristics as described on pages 5-8, the income on which is exempt from federal and California income taxes. In addi-tion, as described below, the Fund may purchase, but to date has not purchased and has no present intention to purchase, taxable "temporary investments," lim-ited to obligations issued or guaranteed by the full faith and credit of the United States, or certificates of deposit issued by U.S. banks with assets of at least $1 billion, or "high grade" commercial paper or corporate notes, bonds or debentures, with a remaining maturity of 397 days or less, or repurchase agreements in respect of any of the foregoing with selected dealers, U.S. banks or other recognized financial institutions, subject to the specific limitations stated below. The Fund may from time to time invest a portion of its assets in debt obligations which are not rated, and in variable rate or floating rate obligations. Investors are urged to read the descriptions of these investments and practices set forth in this Prospectus. See "The Fund and its Investment Objective and Policies" on page 5.

The information set forth above should be read in conjunction with the detailed information set forth elsewhere in this Prospectus.

                                      ---

Financial Highlights

The following financial information has been derived from Nuveen California Tax-Free Fund, Inc.'s financial statements, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report appearing in the Fund's Annual Report, and should be read in conjunction with the financial statements and related notes appearing in the Annual Report.

Selected data for a common share outstanding throughout each period is as fol-lows:

                                            INCOME FROM
                                       INVESTMENT OPERATIONS     LESS DISTRIBUTIONS
                                      ----------------------- ------------------------
                                                          NET
                                                 REALIZED AND  DIVIDENDS                  NET  TOTAL
                            NET ASSET              UNREALIZED  FROM TAX-                ASSET RETURN
                                VALUE        NET  GAIN (LOSS)     EXEMPT DISTRIBUTIONS  VALUE ON NET
                            BEGINNING INVESTMENT         FROM INVESTMENT  FROM CAPITAL END OF  ASSET
                            OF PERIOD     INCOME  INVESTMENTS     INCOME         GAINS PERIOD  VALUE
----------------------------------------------------------------------------------------------------
 CA**
----------------------------------------------------------------------------------------------------
 YEAR ENDED 2/28/97
 Service Plan series           $1.000      $.029         $  -    $(.029)          $  - $1.000  2.94%
 Distribution Plan series       1.000       .029            -     (.029)             -  1.000  2.94
 Institutional series           1.000       .030            -     (.030)             -  1.000  3.02
 YEAR ENDED 2/29/96
 Service Plan series            1.000       .033            -     (.033)             -  1.000  3.32
 Distribution Plan series       1.000       .033            -     (.033)             -  1.000  3.31
 Institutional series           1.000       .034            -     (.034)             -  1.000  3.40
 YEAR ENDED 2/28/95
 Service Plan series            1.000       .026            -     (.026)             -  1.000  2.59
 Distribution Plan series       1.000       .026            -     (.026)             -  1.000  2.60
 Institutional series           1.000       .027            -     (.027)             -  1.000  2.69
 YEAR ENDED 2/28/94
 Service Plan series            1.000       .019            -     (.019)             -  1.000  1.94
 Distribution Plan series       1.000       .019            -     (.019)             -  1.000  1.92
 Institutional series           1.000       .021            -     (.021)             -  1.000  2.07
 YEAR ENDED 2/28/93
 Service Plan series            1.000       .023            -     (.023)             -  1.000  2.28
 Distribution Plan series       1.000       .023            -     (.023)             -  1.000  2.29
 Institutional series           1.000       .024            -     (.024)             -  1.000  2.36
 8 MONTHS ENDED 2/29/92
 Service Plan series            1.000       .024            -     (.024)             -  1.000  2.39
 Distribution Plan series       1.000       .024            -     (.024)             -  1.000  2.39
 Institutional series           1.000       .025            -     (.025)             -  1.000  2.45
 YEAR ENDED 6/30/91
 Service Plan series            1.000       .047            -     (.047)             -  1.000  4.70
 Distribution Plan series       1.000       .047            -     (.047)             -  1.000  4.70
 Institutional series           1.000       .048            -     (.048)             -  1.000  4.80
 YEAR ENDED
 6/30/90++                      1.000       .054            -     (.054)             -  1.000  5.37
 6/30/89++                      1.000       .056            -     (.056)             -  1.000  5.62
 6/30/88++                      1.000       .043            -     (.043)             -  1.000  4.28
----------------------------------------------------------------------------------------------------
                                                  RATIOS/SUPPLEMENTAL DATA
                            --------------------------------------------------------------------
                                                      RATIO OF NET                  RATIO OF NET
                                            RATIO OF    INVESTMENT       RATIO OF     INVESTMENT
                            NET ASSETS   EXPENSES TO     INCOME TO    EXPENSES TO      INCOME TO
                                END OF   AVERAGE NET   AVERAGE NET    AVERAGE NET    AVERAGE NET
                            PERIOD (IN ASSETS BEFORE ASSETS BEFORE   ASSETS AFTER   ASSETS AFTER
                            THOUSANDS) REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT* REIMBURSEMENT*
----------------------------------------------------------------------------------------------------
 CA**
----------------------------------------------------------------------------------------------------
 YEAR ENDED 2/28/97
 Service Plan series          $ 95,306          .59%         2.89%           .55%          2.93%
 Distribution Plan series       57,490          .61          2.87            .55           2.93
 Institutional series           32,843          .46          3.01            .46           3.01
 YEAR ENDED 2/29/96
 Service Plan series            70,722          .56          3.28            .54           3.30
 Distribution Plan series       73,020          .62          3.23            .55           3.30
 Institutional series           34,392          .46          3.39            .46           3.39
 YEAR ENDED 2/28/95
 Service Plan series            41,772          .59          2.15            .55           2.19
 Distribution Plan series       67,157          .64          2.47            .55           2.56
 Institutional series           50,772          .47          2.74            .47           2.74
 YEAR ENDED 2/28/94
 Service Plan series           415,238          .53          1.94            .53           1.94
 Distribution Plan series       72,380          .73          1.74            .55           1.92
 Institutional series           32,299          .41          2.06            .41           2.06
 YEAR ENDED 2/28/93
 Service Plan series           469,812          .57          2.24            .55           2.26
 Distribution Plan series       80,652          .62          2.19            .55           2.26
 Institutional series           24,156          .47          2.33            .47           2.33
 8 MONTHS ENDED 2/29/92
 Service Plan series           478,886          .56+         3.53+           .55+          3.54+
 Distribution Plan series       91,670          .61+         3.48+           .55+          3.54+
 Institutional series           18,334          .45+         3.64+           .45+          3.64+
 YEAR ENDED 6/30/91
 Service Plan series           431,590          .57          4.65            .55           4.67
 Distribution Plan series       90,031          .61          4.61            .55           4.67
 Institutional series           22,342          .45          4.77            .45           4.77
 YEAR ENDED
 6/30/90++                     452,465          .59          5.34            .55           5.38
 6/30/89++                     362,927          .57          5.68            .55           5.70
 6/30/88++                     207,897          .59          4.27            .55           4.31
----------------------------------------------------------------------------------------------------

* Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see Notes to Financial State-ments in the Annual Report).

** Effective for fiscal year ended June 30, 1991, and thereafter, the Fund has presented the per share data by series.

+ Annualized.

++ Represents combined per share data and ratios for the Service Plan, Distri-bution Plan and Institutional series.

                                      ---

Yield

From time to time, Nuveen California Tax-Free Fund, Inc. may advertise the "yield," "effective yield" and "taxable equivalent yield" of the various series of its Fund. The "yield" of a series refers to the rate of income generated by an investment in the series over a specified seven-day period, expressed as an annualized figure. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable invest-ment would need to generate in order to equal the series' yield on an after-tax basis for an investor in a stated tax bracket (often the bracket with the high-est marginal tax rate). A taxable equivalent yield quotation for a given series will be higher than the yield or the effective yield quotations for the series. The yield figures for the various series of the Fund will fluctuate over time.

Based on the seven-day period ended February 28, 1997, the yield, effective yield and taxable equivalent yield (using a combined federal and California income tax rate of 45.0%) for the Fund were as follows:

                                           TAXABLE
                      CURRENT EFFECTIVE EQUIVALENT
                        YIELD     YIELD      YIELD
--------------------------------------------------
Distribution and
 Service Plan series    2.85%     2.89%      5.18%
Institutional series    2.95%     2.99%      5.36%
--------------------------------------------------

This Prospectus may be in use for a full year and it can be expected that dur-ing this period there will be material fluctuations in yield from that quoted above. For information as to current yields, please call Nuveen at (800) 621-7227.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. Nuveen California Tax-Free Fund, Inc. may from time to time in its advertising and sales materials compare the then current yield as of the most recent quarter of the Fund with the yield on tax-able investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment character-istics that may differ from those of the Fund. U.S. Government bonds, for exam-ple, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are insured by an agency of the federal govern-ment. Bank money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term taxable debt market. The investment characteristics of the Fund are described more fully elsewhere in this Prospectus.

Any given performance quotation or performance comparison for the Fund is based on historical earnings and should not be considered as representative of the performance of the Fund for any future period. Additional information concern-ing the Fund's performance appears in the Statement of Additional Information.

The Fund and Its Investment Objective and Policies

INVESTMENT OBJECTIVE

Nuveen California Tax-Free Fund, Inc. is an open-end, diversified management investment company that currently offers shares in one investment portfolio, the Nuveen California Tax-Free Money Market Fund. The Fund has the objective of providing, through investment in a professionally managed portfolio of Califor-nia Municipal Obligations (described below), as high a level of current inter-est income exempt from both federal and California income taxes as is consistent with its investment policies and with preservation of capital. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the shares of the Fund. The Fund values its portfolio securities at amortized cost and seeks to maintain a constant net asset value of $1.00 per share. There is risk in all investments and, therefore, there can be no assurance that the objective of the Fund will be achieved.

INVESTMENT POLICIES

The Fund will, as a fundamental policy, pursue its investment objective by investing at least 80% of its investment assets in California Municipal Obliga-tions except during temporary defensive periods. The Fund intends to remain as fully invested in California Municipal Obligations as is prudent or practical under the circumstances.

The Fund's investment assets will consist primarily of short-term California Municipal Obligations which at the time of purchase are eligible for purchase by money market funds under applicable guidelines of the Securities and Exchange Commission ("SEC"), and are: (1) rated within the two highest long-term grades by Moody's Investors Service, Inc. ("Moody's")--Aaa or Aa, or by Standard & Poor's Corporation ("S&P")--AAA or AA, or, in the case of municipal notes, rated MIG-1, MIG-2, VMIG-1 or VMIG-2 by Moody's or SP-1 or SP-2 by S&P, or, in the case of municipal commercial paper, rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; or (2) unrated but which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to the foregoing and are deemed to be of "high quality" by Nuveen Advisory. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable but rated Municipal Obligations. The investment portfolio of the Fund will be limited to obligations maturing within 397 days from the date of acquisition or which have variable or floating rates of interest, and the Fund will maintain a dollar-weighted average

                                      ---
portfolio maturity of not more than 90 days. During the fiscal year ended Feb-ruary 28, 1997, the average maturity of the Fund's portfolio ranged from 15 to 30 days. The Fund generally intends to hold securities to maturity rather than to engage in portfolio trading. However, reflecting the short-term maturities of the investments of the Fund, the annual portfolio turnover rate will be rel-atively high.

The types of short-term California Municipal Obligations in which the Fund may invest include bond anticipation notes, tax anticipation notes, revenue antici-pation notes, construction loan notes and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of antic-ipated funds from the issuance of long-term bonds, tax collections, or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

The Fund may also invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions con-tained in rules and regulations issued by the SEC under the Investment Company Act of 1940, but will do so only if they carry demand features that meet the conditions of applicable SEC rules and permit the Fund to redeem upon specified notice at par. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

To help protect against such losses, the Fund has obtained from MBIA Insurance Corp. a commitment to issue, subject to certain conditions and at the Fund's request, insurance policies to cover certain Municipal Obligations held by the Fund that are backed by a credit agreement from one of a number of banks previ-ously approved by MBIA. If the bank were to deteriorate financially (under standards set forth in MBIA's commitment), the Fund could elect to purchase insurance on the underlying Municipal Obligation from MBIA, which would insure payment of regularly scheduled principal of and interest on the Municipal Obli-gation. Although this insurance would not guarantee the market value of the Municipal Obligations or the value of Fund shares, the Fund believes that its ability to obtain such insurance will enable the Fund to hold or sell these securities at a price at or near their par value.

The Fund may purchase but to date has not purchased and has no present inten-tion to purchase "temporary investments," the income from which is subject to California income tax or to both federal and California income taxes. Under ordinary circumstances, the Fund may not invest more than 20% of its investment assets in such temporary investments. However, during extraordinary circum-stances the Fund may, for defensive purposes, invest more than 20% of its net assets in such temporary investments. The Fund may only invest in temporary investments with remaining maturities of 397 days or less which, in the opinion of Nuveen Advisory, are of "high grade" quality.

MUNICIPAL OBLIGATIONS
Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, such as air-ports, highways, housing, hospitals, mass transportation, water and sewer works, and include industrial development bonds and pollution control bonds. The two principal classifications of Municipal Obligations are "general obliga-tion" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not gener-ally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obliga-tions, both within a particular classification and between classifications, depending on numerous factors.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues. Other notes include construction loan notes issued to provide construc-tion financing for specific projects and bank notes issued by local governmental bodies and agencies to commercial banks as evidence of borrowings.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies which are known as "tax-exempt commercial paper" or "municipal commercial paper." Payment of principal and interest on issues of municipal commercial paper may be made from various sources, to the extent the funds are available therefrom. There is a limited secondary market for issues of municipal commercial paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment policies and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

                                      ---

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obliga-tion market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a brief summary of special factors that affect the risk of investing in California Municipal Obligations issued within that state. This information was obtained from official statements of issuers located in California as well as from other publicly available official documents and statements and is not intended to be a complete description. The Fund has not independently verified any of the information contained in these statements and documents. Additional considerations relating to these risks are contained in the Statement of Additional Information.

California Municipal Obligations are issued by the State of California and cit-ies and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and Cali-fornia income taxes, although such interest may be subject to the Federal alternative minimum tax. The Fund will invest primarily in California Municipal Obligations that are issued by the State of California and cities and local authorities in the State of California, except that the Fund may invest not more than 10% of its net assets in Municipal Obligations issued by United States possessions or territories, which also bear interest that is exempt from regular Federal as well as California individual income taxes and are therefore considered to be California Municipal Obligations for purposes of this Prospec-tus.

Because the Fund will concentrate its investment in California Municipal Obli-gations, it may be affected by political, economic or regulatory factors that may impair the ability of California issuers to pay interest on or to repay the principal of their debt obligations. As a result of "Proposition 13" and other amendments to the California Constitution and the adoption of other statutes, the authority of California governmental entities to raise taxes, fees and other charges has been limited. In recent years California experienced substan-tial financial difficulties related to the severe recession from 1990-93, which hit particularly hard in Southern California. The recession caused substantial, broad-based revenue shortfalls which affected both the state and local govern-ments. California's economy has been in a steady recovery since the start of 1994, and the State projects that its accumulated budget deficit will be almost totally repaid by June 30, 1997. Local governments in California continue to face difficult financial conditions.

California Municipal Obligations may be subject to greater price volatility than Municipal Obligations in general as a result of the effect of supply and demand for these securities, which in turn could cause greater volatility in the value of the shares of the Fund. Additional considerations relating to the risks of investing in California Municipal Obligations are presented in the Statement of Additional Information.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the California legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other condi-tions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the reg-ular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment to purchase. The commit-ment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of the Fund, (1) invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets; (2) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in opera-tion for less than three years; (3) invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations; or (4) invest more than 25% of its total assets in securities of issuers in any one industry, provided,

                                      ---
however, that such limitation shall not be applicable to municipal bonds issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of the foregoing sentence, the "issuer" of a security shall be deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on such security, provided that the guarantee of an instrument will be considered a separate security (subject to certain exclu-sions allowed under the Investment Company Act of 1940). It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of the Fund, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

For a more complete description of the investment restrictions summarized above and the other investment restrictions applicable to the Fund, see the Statement of Additional Information.

The investment policies of the Fund specifically identified as fundamental, together with its investment objective, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined by the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, which-ever is less.

Management of the Fund

The management of Nuveen California Tax-Free Fund, Inc., including general supervision of the duties performed for the Money Market Fund by the investment adviser under the Investment Management Agreement, is the responsibility of its Board of Directors.

Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for and manages the investment and reinvestment of the assets of the Fund. Nuveen Advisory also administers Nuveen California Tax-Free Fund, Inc.'s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or offi-cers of Nuveen California Tax-Free Fund, Inc. if elected to such positions.

For the services and facilities furnished by Nuveen Advisory, the Fund has agreed to pay an annual management fee as follows:

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEE
------------------------------------------
For the first $500 million      .400 of 1%
For the next $500 million       .375 of 1%
For assets over $1 billion      .350 of 1%
------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the management fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations and Nuveen California Tax-Free Fund, Inc.'s general administrative expenses. Included in the expenses paid by the Fund and allocated to the Distribution Plan series and Service Plan series are the payments made under the Distribution and Service Plans with respect to those series (see "How to Buy Fund Shares--Distribution and Service Plan").

The management fees will be reduced or Nuveen Advisory will assume certain expenses of each series of the Fund in amounts necessary to prevent the total expenses (including Nuveen Advisory's management fees and share of payments of each of the Distribution Plan series and Service Plan series under the Distri-bution and Service Plans, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) of each series in any fiscal year from exceeding .55 of 1% of the series' average daily net assets. For the fiscal year ended February 28, 1997, management fees amounted to .40 of 1% of the average daily net assets of the Fund. For the fiscal year ended February 28, 1997, net of applicable expense reimbursements, total expenses amounted to .46, .55 and .55 of 1% of the average daily net assets of the Institutional series, the Distribution Plan series and the Service Plan series, respectively. Without expense reimburse-ments, total expenses for the fiscal year ended February 28, 1997, would have been .46, .61 and .59 of 1% of the average daily net assets of the Institu-tional series, the Distribution Plan series and the Service Plan series, respectively.

Nuveen Advisory currently serves as investment adviser to 42 open-end funds (the "Nuveen Mutual Funds") and 52 exchange-traded municipal securities funds (the "Nuveen Exchange-Traded Funds"). As of the date of this Prospectus, Nuveen Advisory manages approximately $34 billion in assets held by the Nuveen Mutual Funds and the Nuveen Exchange-Traded Funds.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Over 1,000,000 individuals have invested to date in Nuveen's funds and unit trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Dividends and Taxes

DIVIDENDS

All of the net income attributable to the respective series of the Fund is declared on each calendar day as a dividend on shares entitled to such divi-dend. Net income of each series consists of all interest income accrued and discount earned on portfolio assets (adjusted for amortization of premium on securities when required for federal income

                                      ---
tax purposes), plus or minus any realized short-term gains or losses on portfo-lio instruments since the previous dividend declaration, less estimated expenses incurred subsequent to the previous declaration. For the Distribution Plan series and Service Plan series of the Fund, expenses will include, among other things, payments to banks or other organizations and securities dealers pursuant to Distribution Agreements and Service Agreements with Nuveen. See "How to Buy Fund Shares--Distribution and Service Plan" on page 12 above for additional information on these expenses. It is not expected that realized or unrealized gains or losses on portfolio instruments will be a meaningful factor in the computation of the net income of the Fund. Dividends are paid monthly and are reinvested in additional shares of the series of the Fund on which the dividends are declared at net asset value or, at the shareholder's option, paid in cash. Net realized long-term capital gains, if any, will be paid not less frequently than annually within 30 days of the end of the fiscal year of Nuveen California Tax-Free Fund, Inc. and reinvested in additional shares of the series of the Fund on which such gains are paid at net asset value unless the shareholder has elected to receive capital gains in cash. The Fund does not anticipate realizing any significant long-term capital gains or losses.

TAX MATTERS

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regu-lated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to share-holders. The Fund also intends to satisfy conditions which will enable interest from Municipal Obligations that is exempt from federal income tax in the hands of the Fund, to retain such tax-exempt status when distributed to the share-holders of the Fund. The Fund also intends to qualify as a diversified manage-ment company under the California Revenue and Taxation Code, and intends to satisfy conditions which will enable it to pay dividends that are exempt from California personal income taxes ("California exempt-interest dividends"), but not from California franchise tax or California corporate income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the amount of interest received by the Fund dur-ing such year on obligations, interest on which is exempt from California per-sonal income tax. The Fund will not be subject to California franchise or corporate income tax. Individual shareholders of the portfolios of Nuveen Cali-fornia Tax-Free Fund, Inc. will therefore not incur any federal or California personal income taxes on interest income derived from California Municipal Obligations, whether such dividends are taken in cash or reinvested in addi-tional shares of a portfolio.

Distributions by the Fund of net income received, if any, from taxable tempo-rary investments and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. As long as the Fund quali-fies as a regulated investment company under the Code, distributions to share-holders will not qualify for the dividends received deduction for corporations. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and the entire amount of distributions to shareholders would be taxable to shareholders as ordinary income.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry tax-free investments, such as shares of the Fund, is not deduct-ible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Similarly, under California law interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Tax-exempt income is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Because the Fund may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facili-ties financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are consid-ered either a "substantial user" or a "related person" thereof. Such persons should consult their tax advisers before investing in the Fund.

Although the Fund to date has not done so and has no present intention of doing so, the Fund may also invest in private activity bonds the interest on which is a specific item of tax preference for purposes of computing the alternative minimum tax on corporations and individuals. This type of private activity bond includes most industrial and housing revenue bonds. Shareholders whose tax lia-bility is determined under the alternative minimum tax will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on these bonds.
In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alter-native minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid

                                      ---
to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certificates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations and California income tax provisions presently in effect as they directly govern the taxation of the Fund or its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the taxation of the Fund and the federal, California and local tax consequences to its shareholders.

Net Asset Value

Net asset value of the Fund's shares will be determined by The Chase Manhattan Bank, the custodian of Nuveen California Tax-Free Fund, Inc., as of 12:00 noon Eastern Time on each day on which the Federal Reserve Bank of Boston is nor-mally open for business (a "business day") and as of 12:00 noon Eastern Time on any other day during which there is a sufficient degree of trading in the port-folio securities held by the Fund such that the current net asset value of the Fund's shares might be materially affected by changes in the value of the secu-rities held by the Fund. The net asset value per share of the Fund will be com-puted by dividing the sum of the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares of the Fund outstanding at such time.

The Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities on the basis of their amortized cost. This method values a security at its cost on the date of pur-chase and thereafter assumes a constant amortization to maturity of any dis-count or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For a more complete description of the amortized cost valuation method and its effect on existing and prospective shareholders of the Fund, see the Statement of Additional Information. There can be no assurance that the Fund will be able at all times to maintain a net asset value of $1.00 per share.

How to Buy Fund Shares

IN GENERAL

Shares of the Fund may be purchased by residents of California on days on which the Federal Reserve Bank of Boston is normally open for business at the net asset value which is next computed after receipt of an order in proper form and receipt of payment in federal funds.

Shares of the Fund are issued in three series: (i) the "Distribution Plan" series intended for purchase by or through securities dealers that have entered into Distribution Agreements with Nuveen with respect to the distribution of shares of the Fund pursuant to a Distribution Plan adopted by the Fund, (ii) the "Service Plan" series intended for purchase by or through banks and other organizations ("service organizations") that have agreed to perform services for their customers who are shareholders of this series of the Fund pursuant to a Service Plan adopted by the Fund and (iii) the "Institutional" series intended for purchase by trustees, bank trust departments, corporations and investment bankers or advisers. The Distribution Plan was adopted by the Fund in accor-dance with Rule 12b-1 under the 1940 Act which permits an investment company to bear distribution expenses (as that term is construed by the Securities and Exchange Commission) in connection with certain services provided by securities dealers. The Service Plan, although not a Rule 12b-1 plan, is a comparable agreement entered into with service organizations who provide certain adminis-trative services. There are no sales charges on purchases of shares of any of the three series of the Fund. Under the Distribution Plan and the Service Plan, the Distribution Plan series and the Service Plan series of shares of the Fund and Nuveen pay fees to securities dealers and service organizations for serv-ices rendered in the distribution of shares of the Fund or the servicing of shareholder accounts. Payment of these fees by the Service Plan series and the Distribution Plan series will ordinarily result in a lower yield on shares of these series as compared with shares of the Institutional series. These fees are described below under the caption "Distribution and Service Plan" and in the Statement of Additional Information. Nuveen may, in its discretion and from its own resources, pay to organizations that satisfy certain criteria an addi-tional amount not to exceed .05 of 1% per year based on average assets of accounts serviced by such organizations. Shares of the Service Plan series and the Distribution Plan series enjoy certain exclusive voting rights on matters related to the payment of fees by these two series. Except for the payment of these fees and the special voting rights related thereto, shares of each of the three series of the Fund are identical.

Purchases of shares of the Fund by Federal Reserve wire are recommended. Howev-er, purchases may also be made by bank wire, Federal Reserve draft or check. The minimum initial investment in the Fund is $5,000, and subsequent invest-ments must be in amounts of $100 or more. The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

In order to maximize the earnings on its assets, the Fund strives to be invested as completely as practicable. The Fund is normally required to make settlement in federal funds for securities purchased. Accordingly, orders for shares of the Fund may be made and become effective on days on which the Fed-eral Reserve Bank of Boston is normally open for business, as follows:

                                      ---

PURCHASE BY TELEPHONE

To open an account, call Nuveen toll-free at (800) 858-4084 to obtain an account number, control number and instructions. Information needed to estab-lish the account will be taken over the telephone. Federal funds should be wired to:

United Missouri Bank of Kansas City, N.A.
ABA # 101000695
Nuveen California Tax-Free Money Market Fund
Shareholder Account No. (see above)
Shareholder Account Name:

An Application Form should be completed promptly and mailed to Nuveen Califor-nia Tax-Free Fund, Inc. Subsequent investments may be made by following the same telephone order and wire transfer procedure.

If an order is received by Nuveen by 12:00 noon Eastern Time, and federal funds are received by United Missouri Bank of Kansas City, N.A. on the same day by 3:00 p.m. Eastern Time, the order is effective that day. If both the order and the federal funds are not received by the times specified above, the order will become effective the following business day.

PURCHASE BY MAIL
To open an account, complete the Application Form and mail it with a check or Federal Reserve draft to Nuveen California Tax-Free Money Market Fund, P.O. Box 5330, Denver, Colorado 80217-5330. Subsequent investments may be made by mail-ing a check with the investor's account number to the above address. The order becomes effective as soon as the check or draft is converted to federal funds. This usually occurs one business day after receipt, but may take longer.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You can use Fund Direct to link your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a variety of account transactions. These include purchases of shares by telephone, investments under a Systematic Investment Plan, and sending dividends and distributions, redemption payments or Systematic Withdrawal Plan payments directly to your bank account. To acti-vate Fund Direct privileges, just complete the appropriate section of the Account Application, or an Account Update Form. To obtain an Account Update Form, call Nuveen at (800) 621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless you indicate other-wise in writing. After you establish Fund Direct privileges for your account, any change of bank account information must be made by signature-guaranteed instructions to SSI as described in "How to Redeem Fund Shares."

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call SSI at (800) 621-7227. The purchase payment will be debited from your bank account.

PURCHASE THROUGH A SECURITIES DEALER OR SERVICE ORGANIZATION

To open an account through a bank or a securities broker or dealer ("service organization"), investors should send money to that organization for transmis-sion to Nuveen California Tax-Free Fund, Inc. and furnish it with the informa-tion required in the Application Form. The Fund has Distribution and Service Plans pursuant to which payments are made, in the case of the Distribution Plan series to dealers who provide assistance in distributing shares of such series of the Fund, and in the case of the Service Plan series to service organiza-tions who provide assistance in servicing shareholder accounts of such series. See "Distribution and Service Plan."

PURCHASE BY REINVESTMENT OF NUVEEN UNIT TRUST DISTRIBUTIONS

California resident unitholders of Nuveen Unit Trusts may purchase shares of the Fund by automatically reinvesting distributions from their Nuveen Unit Trust. To obtain information on share purchases through investment of Nuveen Unit Trust distributions, check the applicable box on the enclosed Application Form or call Nuveen toll-free at (800) 237-0910.

COMMENCEMENT OF DIVIDENDS

Shares of the Fund are deemed to have been purchased when an order becomes effective and are entitled to income commencing on the day the order becomes effective.

THE FUND OFFERS TWO DIFFERENT TYPES OF SYSTEMATIC INVESTMENT PROGRAMS

SYSTEMATIC INVESTMENT PLAN

Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Shareholder Services, Inc. ("SSI") to draw preauthorized checks on your bank account. There is no obliga-tion to continue payments and you may terminate your participation at any time at your discretion. No charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an Account Update Form which you can use to initiate a Systematic Investment Plan, call Nuveen toll-free at (800) 621-7227.

PAYROLL DIRECT DEPOSIT PLAN

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $50 or more per month by authorizing your employer to deduct such amount automatically from your pay-check. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge is made for this serv-ice and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Applica-tion Form or call Nuveen toll-free at (800) 621-7227.

                                      ---

OTHER SHAREHOLDER PROGRAMS

EXCHANGE PRIVILEGES

You may exchange shares of the Fund for the appropriate class of shares of any other Nuveen open-end fund with reciprocal exchange privileges, (the "Nuveen Funds"), provided that the Nuveen Fund into which shares are to be exchanged is offered in your state of residence and that the shares to be exchanged have been held by you for a period of at least 15 days. You may exchange Fund shares by calling (800) 621-7227 or by mailing your written request to SSI. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be car-ried over to the new fund for purposes of determining any future CDSC. You may not exchange B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust distributions (and any dividends thereon) may be exchanged for Class A shares of any other Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

ADDITIONAL INFORMATION
An account will be maintained for each shareholder of record in the Fund by SSI, the Fund's transfer agent. Share certificates will be issued only upon written request of the shareholder to SSI. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use the shareholder service agent's sub-accounting system to minimize their inter-nal recordkeeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by the Fund will be required to enter into a sepa-rate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Subject to the rules and regulations of the SEC, the Fund reserves the right to suspend the continuous offering of its shares at any time, but such suspension shall not affect the shareholder's right of redemption as described in "How to Redeem Fund Shares" below.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and a Service Plan (collectively, the "Plan"), pursuant to which the Dis-tribution Plan series and the Service Plan series of the Fund and Nuveen pay fees in equal amounts to securities dealers and Service Organizations for serv-ices rendered in the distribution of shares of the Fund or the servicing of shareholder accounts. These services may include, among other things, estab-lishing and maintaining shareholder accounts, processing purchase and redemp-tion transactions, arranging for bank wires, performing sub-accounting, answering shareholder inquiries and such other services as Nuveen may request. Nuveen will enter into Distribution or Service Agreements with organizations who render such services. Service payments to such organizations in amounts of up to .25 of 1% per year of average assets of serviced accounts will be paid one-half by the respective series of the Fund and one-half by Nuveen.

The Plan continues in effect from year to year as long as its continuance is approved at least annually by a vote of the Board of Directors and a vote of the non-interested directors of Nuveen California Tax-Free Fund, Inc. The Plan may not be amended to increase materially the cost which the Distribution Plan series or the Service Plan series

                                      ---
of the Fund may bear for distribution and services, respectively, without the approval of the non-interested directors and the shareholders of the affected series of that Fund. Any other material amendments of the Plan must be approved by the non-interested directors. Beneficial owners of shares of the Distribu-tion Plan series and the Service Plan series should read this Prospectus in light of the terms governing their accounts with securities dealers and service organizations, respectively.

How to Redeem Fund Shares

IN GENERAL
Upon receipt of a proper redemption request on a business day, the Fund will redeem its shares at their next determined net asset value. You may use the telephone redemption, check redemption, or the regular redemption procedures discussed hereafter. The purchase and redemption methods employed will deter-mine when funds will be available to you. Where the shares to be redeemed have been purchased by check or through Fund Direct within 15 days prior to the date the redemption request is received, the Fund will not send the redemption pro-ceeds until the check or Fund Direct transfer for the purchase has cleared, which may take up to 15 days. There is no delay when the shares being redeemed were purchased by wiring federal funds.

CHECK REDEMPTION

Shareholders of the Distribution Plan series of the Fund may request that the Fund provide them with drafts ("Redemption Checks") drawn on the Fund's account. These Redemption Checks may be made payable to the order of any person in an amount of $500 or more, and dividends are earned until the Redemption Check clears. Redemption Checks clear through the United Missouri Bank of Kan-sas City, N.A. (the "Bank") and are subject to the same rules and regulations that the Bank applies to checking accounts.

When a Redemption Check is presented, a sufficient number of full and frac-tional shares in the shareholder's account will be redeemed to cover the amount of the Redemption Check. Shares for which stock certificates have been issued will not be available for redemption by the use of Redemption Checks. There must be sufficient shares in the shareholder's account to cover the amount of each Redemption Check written or the check will be returned. Checks should not be used to close an account. Shareholders wishing to use Redemption Checks must complete the appropriate section of the Application Form and submit the enclosed signature card.

This check redemption privilege may be modified or terminated at any time by the Fund or the Bank. The check redemption feature does not constitute a bank checking account.

BY WRITTEN REQUEST
You may redeem shares by sending a written request for redemption directly to the Nuveen California Tax-Free Money Market Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed cer-tificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have been changed in the preceding 30 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Under normal circumstances payment will be made by check and mailed within one business day (and in no event more than seven days) after receipt of a redemp-tion request in proper form.

TELEPHONE REDEMPTION BY CHECK

Unless you have declined telephone privileges, you may sell Fund shares by calling (800) 621-7227. Your telephone redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption will be effected and the redemption check will be mailed on the following business day. For requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected and the redemption check will be mailed on the second business day.

Nuveen, the Transfer Agent or the Fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable proce-dures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. Telephone redemptions will not be honored for 30 days after the address on your account has changed.

TELEPHONE REDEMPTION VIA FUND DIRECT

To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or SSI. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal
Reserve Bank of Boston or the Fed     -

                                      ---
eral Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via F     und Direct, you can take
advantage of two methods of tele-
|[d

phone redemption: regular telephone redemption and expedited telephone redemp-tion. You may make regular Fund Direct redemption requests by calling Nuveen at
(800) 621-7227. If a regular telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day following the request. For all regular redemptions, you will typically receive your funds within three business days after your redemption is effected. You may make expedited tele-phone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 858-4084. If an expedited redemption request is received by 12:00 noon Eastern Time, the shares to be redeemed do not earn income on that day, but the redemption is effected, and you will normally receive your funds, on that day. If an expedited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your funds, on the next business day following the request. The Fund reserves the right to charge a fee for expedited redemption requests.





HOW TO CHANGE AUTHORIZED REDEMPTION INSTRUCTIONS
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH SERVICE ORGANIZATIONS

Fund shareholders may also redeem shares through their accounts with service organizations in accordance with procedures established by each such service organization. The Fund has no redemption charge, but service organizations may impose transaction fees or other charges relating to the redemption of Fund shares. Individual shareholders should determine from their service organiza-tions the procedures and charges, if any, that govern redemptions.

SYSTEMATIC WITHDRAWAL PLAN

If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at (800) 621-6227. The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. All shares of the Fund you own will be accumulated in the Plan, with a sufficient number of shares being redeemed periodically to meet the requested withdrawal payments. Depending upon the size of the payments requested under the Plan, redemptions for the purpose of making such payments may reduce or even exhaust your account. Withdrawals under this Plan should not, therefore, be considered a yield on investment. A Systematic Withdrawal Plan may be terminated at any time by you or the Fund. To obtain an Account Update Form, which you can use to initiate a Systematic With-drawal Plan, call Nuveen toll-free at (800) 621-6227.

REDEMPTION IN KIND

The Fund has committed to pay in cash all redemption requests made by each shareholder of the Fund during any 90 day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without share-holder approval. In the case of redemption requests by shareholders of the Fund in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

OTHER PRACTICES

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

General Information

INVESTOR INQUIRIES

Investor inquiries may be made directly of the Fund in writing or by calling John Nuveen & Co. Incorporated, the Fund's distributor, toll-free at (800) 621-7227.

                                      ---

CUSTODIAN, SHAREHOLDER SERVICES AGENT AND TRANSFER AGENT

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial fund account-ing and portfolio accounting services. Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, is the transfer, shareholder services and dividend paying agent for the Fund and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

CAPITAL STOCK

Nuveen California Tax-Free Fund, Inc. was incorporated in Maryland on October 3, 1985. It is authorized to issue 2,350,000,000 shares of Common Stock, $.01 par value, of the Nuveen California Tax-Free Money Market Fund. Shares of the Nuveen California Tax-Free Money Market

Fund consist of three series as follows: 400,000,000 shares of the Institu-tional series, 1,100,000,000 shares of the Service Plan series and 850,000,000 shares of the Distribution Plan series. The shares of each such series are identical in all respects except with respect to the allocation of a portion of the fees paid under the Distribution and Service Plans and voting rights with respect thereto. See "How to Buy Fund Shares--Distribution and Service Plan." Shares of each portfolio class have equal non-cumulative voting rights and equal rights with respect to dividends declared by such portfolio class and the assets of such portfolio class upon liquidation, except for the special voting rights of holders of those series of Nuveen California Tax-Free Money Market Fund that are subject to Distribution or Service Plans. In addition, only shares of a particular portfolio class are entitled to vote on matters concern-ing solely that portfolio class. Shares are fully paid and nonassessable when issued and have no pre-emptive, conversion or exchange rights.

                                      ---

Taxable Equivalent

Yield Tables

TAXABLE EQUIVALENT YIELD TABLES AND THE EFFECT OF TAXES AND INTEREST RATES ON INVESTMENTS
The following tables show the combined effects for individuals of federal and state income taxes on:

 . what you would have to earn on a taxable investment to equal a given tax-free yield; and

 . the amount that those subject to a given combined tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.

These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a Fund investment. The Funds occasionally may advertise their performance in similar tables using other current combined tax rates than those shown here. The combined tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1997 marginal federal tax rates and marginal state tax rates cur-rently available and scheduled to be in effect, and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The table assumes that federal taxable income is equal to state income subject to tax, and for cases in which more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The tables assume taxpayers are not subject to any alternative minimum taxes and deduct any state income taxes paid on their fed-eral income tax returns. Unless noted otherwise, the tables do not reflect any local taxes or any taxes other than personal income taxes. They also reflect the effect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to cer-tain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. The combined tax rates shown here may be higher or lower than your actual combined tax rate. A higher combined tax rate would tend to make the dollar amounts in the third table low-er, while a lower combined tax rate would make the amounts higher. You should consult your tax adviser to determine your actual combined tax rate.
Combined marginal tax rates for joint taxpayers with four personal exemptions.

                       FEDERAL
        FEDERAL       ADJUSTED   COMBINED              TAX-FREE YIELD
        TAXABLE          GROSS  STATE AND 2.00% 2.50% 3.00% 3.50% 4.00% 4.50%  5.00%  5.50%
         INCOME         INCOME    FEDERAL ----  ----  ----  ----  ----  ----  -----  -----
      (1,000'S)      (1,000'S) TAX RATE**         TAXABLE EQUIVALENT YIELD
-------------------------------------------------------------------------------------------
  $    0 - 41.2  $   0 - 121.2      20.0% 2.50  3.13  3.75  4.38  5.00  5.63   6.25   6.88
    41.2 - 99.6      0 - 121.2      34.5  3.05  3.82  4.58  5.34  6.11  6.87   7.63   8.40
                 121.2 - 181.8      35.5  3.10  3.88  4.65  5.43  6.20  6.98   7.75   8.53
   99.6 - 151.8      0 - 121.2      37.5  3.20  4.00  4.80  5.60  6.40  7.20   8.00   8.80
                 121.2 - 181.8      38.5  3.25  4.07  4.88  5.69  6.50  7.32   8.13   8.94
                 181.8 - 223.4      40.5  3.36  4.20  5.04  5.88  6.72  7.56   8.40   9.24
                 223.4 - 250.9      41.5  3.42  4.27  5.13  5.98  6.84  7.69   8.55   9.40
                 250.9 - 304.3      41.0  3.39  4.24  5.08  5.93  6.78  7.63   8.47   9.32
  151.8 - 271.1  121.2 - 181.8      43.0  3.51  4.39  5.26  6.14  7.02  7.89   8.77   9.65
                 181.8 - 223.4      45.5  3.67  4.59  5.50  6.42  7.34  8.26   9.17  10.09
                 223.4 - 250.9      46.5  3.74  4.67  5.61  6.54  7.48  8.41   9.35  10.28
                 250.9 - 304.3      46.0  3.70  4.63  5.56  6.48  7.41  8.33   9.26  10.19
                    Over 304.3      43.5  3.54  4.42  5.31  6.19  7.08  7.96   8.85   9.73
     Over 271.1  181.8 - 223.4      49.5  3.96  4.95  5.94  6.93  7.92  8.91   9.90  10.89
                 223.4 - 250.9      50.0  4.00  5.00  6.00  7.00  8.00  9.00  10.00  11.00
                 250.9 - 304.3      49.5  3.96  4.95  5.94  6.93  7.92  8.91   9.90  10.89
                    Over 304.3      46.5  3.74  4.67  5.61  6.54  7.48  8.41   9.35  10.28
-------------------------------------------------------------------------------------------

                                      -16--

Combined marginal tax rates for single taxpayers with one personal exemption.

                       FEDERAL
        FEDERAL       ADJUSTED   COMBINED           TAX-FREE YIELD
        TAXABLE          GROSS  STATE AND 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%  5.50%
         INCOME         INCOME    FEDERAL ----  ----  ----  ----  ----  ----  ----  -----
      (1,000'S)      (1,000'S) TAX RATE**         TAXABLE EQUIVALENT YIELD
------------------------------------------------------------------------------------------
  $    0 - 24.7  $   0 - 111.7      20.0% 2.50  3.13  3.75  4.38  5.00  5.63  6.25   6.88
    24.7 - 59.8      0 - 111.7      34.5  3.05  3.82  4.58  5.34  6.11  6.87  7.63   8.40
   59.8 - 124.7      0 - 111.7      37.5  3.20  4.00  4.80  5.60  6.40  7.20  8.00   8.80
                 111.7 - 121.2      38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06   8.87
                 121.2 - 139.2      39.5  3.31  4.13  4.96  5.79  6.61  7.44  8.26   9.09
                 139.2 - 243.7      39.0  3.28  4.10  4.92  5.74  6.56  7.38  8.20   9.02
  124.7 - 271.1  121.2 - 139.2      44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
                 139.2 - 243.7      44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
                    Over 243.7      43.5  3.54  4.42  5.31  6.19  7.08  7.96  8.85   9.73
     Over 271.1     Over 243.7      46.5  3.74  4.67  5.61  6.54  7.48  8.41  9.35  10.28
------------------------------------------------------------------------------------------

For an equal after-tax return, your tax-free investment may be less.*

  FOR AN AFTER-TAX RETURN                       YOUR TAX-FREE INVESTMENT MAY BE LESS*
  EQUAL TO THAT PROVIDED BY A              2.0%      2.5%     3.0%     3.5%     4.0%     4.5%     5.0%
------------------------------------------------------------------------------------------------------
  $50,000 in a 4% taxable investment  $ 62,500  $ 50,000  $41,667  $35,714  $31,250  $27,778  $25,000
  $50,000 in a 5% taxable investment    78,125    62,500   52,083   44,643   39,063   34,722   31,250
  $50,000 in a 6% taxable investment    93,750    75,000   62,500   53,571   46,875   41,667   37,500
  $50,000 in a 7% taxable investment   109,375    87,500   72,917   62,500   54,688   48,611   43,750
  $50,000 in a 8% taxable investment   125,000   100,000   83,333   71,429   62,500   55,556   50,000
------------------------------------------------------------------------------------------------------

* Dollar amounts in the table reflect a 37.5% combined federal and state tax rate.

** The State tax brackets are those for 1996. The 1997 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released.

For example, $50,000 in a 6% taxable investment earns the same after-tax return as $37,500 in a 5% tax-free Nuveen investment.

                                      ---

Principal Underwriter
John Nuveen & Co. Incorporated
Investment Bankers
333 West Wacker Drive
Chicago, Illinois 60606
(312) 917-7700

Investment Adviser
Nuveen Advisory Corp.
Subsidiary of John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004

Transfer and Shareholder Services Agent
Shareholder Services, Inc.
P.O. Box 5330
Denver, Colorado 80217

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products - including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com                                                        MPR-3-2.97

NUVEEN

Money Market Fund Account Application

 .    This application must be preceded or accompanied by a current fund prospectus, and may not be used to open Nuveen unit trust reinvestment accounts. If you wish to open this type of account, please call Nuveen to request the appropriate application.

 .    If you need additional copies of this application, or would like assistance completing it, please call Nuveen at (800) 621-7227.

 .    Mail this application to:
     Nuveen Money Market Funds
     P.O. Box 5330
     Denver, CO 80217-5330.

1    Account Registration

Please select an account type and complete all applicable information.

Joint registration will be as joint tenants with rights of survivorship unless you specify tenants in common.

[_] Individual     [_] Joint Tenant

First Name, Middle Initial, Last Name

--------------------------------------------------------------------------------
                                                    Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Uniform Gift/Transfer to Minor
Name of Custodian                                   Minor's State of Residence

--------------------------------------------------------------------------------
Minor's Name (only one minor may be named)          Minor's Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Corporation or Partnership
Name of Corporation or Partnership                  Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Trust
Names of All Trustees

--------------------------------------------------------------------------------
Trust Name

--------------------------------------------------------------------------------
Trust Agreement Date (mandatory)  Month  Day  Year  Trust Taxpayer ID Number

--------------------------------------------------------------------------------

2    Mailing Address
Street Address

--------------------------------------------------------------------------------
City                                                State   Zip Code

--------------------------------------------------------------------------------

3    Fund Selection


Please write in the amount(s) you wish to invest.

Enclose a separate check made payable to each fund you are purchasing.

[_]  Enclosed is my check in the amount payable to the Fund(s) indicated below.

[_] Funds in the amount listed below were wired to United Missouri Bank of Kansas City.

Note: Please call Nuveen at (800) 858-4084 to obtain an account number for wiring funds.

Nuveen Money Market Funds
$________________ Tax-Free Reserves (Minimum initial investment $1,000.) $________________ California Tax-Free Money Market Fund (Minimum initial investment $5,000.)
$________________  Massachusetts Tax-Free Money Market Fund (Minimum initial investment $5,000.)
$________________  New York Tax-Free Money Market Fund (Minimum initial investment $5,000.)

If you use this application to purchase more than one fund, any optional features you select, except for the Systematic Investment or Systematic Withdrawal Plans, will apply to all funds.

State funds may not be registered in all states.

Please complete the next page of this form.

4    Dividend Options

Please indicate how you would like to receive your dividends.

If no box is checked, dividends will be reinvested into additional shares of the paying fund.

Some state funds may not be available in all states.


(check one)
[_]  Reinvest dividends into additional shares of the paying fund.

[_] Reinvest dividends into an existing, identically registered Nuveen mutual fund account.

Fund Name

--------------------------------------------------------------------------------
Account Number (if known)

---------------------------------------

[_]  Send dividends by check. (Complete Section 5.)

[_]  Deposit dividends into my bank account via Fund Direct. (Complete
     Section 7.)

5    Check Instructions

Please complete this section only if you requested to receive dividends by check.

[_]  Make checks payable to the registered holder.

[_]  Make checks payable to the registered holder at the address listed below.

[_] Make checks payable to the following third party, at the address listed below.

Third Party Name (if applicable)

--------------------------------------------------------------------------------
Attention

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                     State  Zip Code            Daytime Telephone Number
                                                              -   -
--------------------------------------------------------------------------------

6    Telephone Services

Telephone Exchange and Telephone Redemptions by Check

You and your financial adviser will automatically receive telephone exchange and redemption privileges, unless you request otherwise below.

[_]  I do not wish to have telephone privileges.

Telephone Redemptions via Fund Direct

[_] I would like to be able to redeem shares by phone and have the proceeds deposited directly into my bank account, and authorize Nuveen to honor requests for such redemptions. (Complete Section 7.)

Telephone Purchases via Fund Direct

[_] I would like to be able to purchase additional shares of my current fund by phone using funds from my bank account, and authorize Nuveen to execute such transactions. (Complete Section 7.)

If the names on your bank account do not exactly match your money market fund account registration, please have all bank account holders sign below.

Signature of Depositor                                        Month  Day    Year

--------------------------------------------------------------------------------
Signature of Joint Depositor                                  Month  Day    Year

--------------------------------------------------------------------------------

[_] I wish to have telephone privileges for myself, but not my financial adviser.

Please complete the next page of this form.

7  Bank Information

Please complete this section if you wish to transfer funds electronically to or from your bank account via Fund Direct.

If you do not have a check or a personalized deposit slip, please call Nuveen at
(800) 621-7227.

Bank Name

--------------------------------------------------------------------------------

Street Address

--------------------------------------------------------------------------------

City                     State   Zip Code        Telephone Number

--------------------------------------------------------------------------------

Bank Account Number

--------------------------------------------------------------------------------

Account Type (check one)
[_] Checking account (Please attach a voided check.)
[_] Savings account (Please attach a personalized deposit slip.)



8  Check Redemption Authorization

Read the instructions and explanation carefully before completing this section and return the completed signature card with this application form.

[_] I authorize Nuveen to honor drafts drawn on the Fund and to redeem a sufficient number of Fund shares to pay such drafts.

Joint Accounts

You must complete this section to elect this option.
[_]  Either owner of the fund(s) may sign redemption checks.
[_]  All owners of the fund(s) are required to sign redemption checks.

A. Checks must be on forms provided by the Fund and for a minimum of $500 or they will not be honored. Checks are authorizations to redeem Fund shares and are payable through the United Missouri Bank of Kansas City, N.A. (the "Bank").

B. Check forms will not be issued until a completed signature card is received by the Fund.

C. Checks requiring redemption of shares held for 15 days or less that were not purchased by "wire transfer" of federal funds or for which there are insufficient shares to cover payment will not be honored.

D. Unless one signer is authorized on the account application form and signature card, each check must be signed by all account owners or it will not be honored. If SSI receives written notice by either owner of a revocation of the authorization to sign individually, all account owners will be required to sign redemption checks. Checks must be signed exactly as registered.

E. The privilege is subject to the Fund's and the Bank's rules and regulations, and applicable governmental regulations, as amended from time to time.

F. The Fund may refuse to honor checks and may refuse to effect redemptions to pay checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired.

G. The account owner agrees to examine confirmations and cancelled checks and to notify SSI of any unauthorized or missing signature or endorsement or alteration on the check or error on the confirmation within 30 days after mailing to owner. Failure to do so shall preclude any claim against the Fund, the Bank, SSI, or their representatives and agents by reason of any unauthorized or missing signature or endorsement, alteration, error, or forgery of any kind.


--------------------------------------------------------------------------------
Checkwriting Signature Card

Please indicate the Nuveen fund(s) to the right for which this signature card applies.

In order to process this card you must write your account number in the space provided.

Please print the names of the registered owners or legal representatives and sign in the space provided at right.

Customer Account Number

--------------------------------------------------------------------------------

[_] Nuveen Tax-Free Reserves
[_] Nuveen California Tax-Free Money Market Fund
[_] Nuveen Massachusetts Tax-Free Money Market Fund
[_] Nuveen New York Tax-Free Money Market Fund


Joint Accounts

[_] Check here if more than one signature will be required on checks.

Authorized Account Signer

--------------------------------------------------------------------------------

Authorized Account Signature

--------------------------------------------------------------------------------

Authorized Account Signer

--------------------------------------------------------------------------------

Authorized Account Signature

--------------------------------------------------------------------------------

9  Financial Adviser Information

Please complete this section so your financial adviser can service your account and receive copies of your statements.

Financial Adviser's Name                      Rep. Number

--------------------------------------------------------------------------------

Firm Name

--------------------------------------------------------------------------------

Branch Address                       Branch Number

--------------------------------------------------------------------------------

City                     State  Zip Code        Telephone Number

--------------------------------------------------------------------------------


10  Certification and Substitute Form W-9

I/we have received and read a copy of the prospectus for the fund(s) I am/we are purchasing and agree to be bound by its terms, as amended. Under penalty of perjury, I/we certify that (1) I/we have the power and authority to establish this account; (2) the information provided on this application is accurate and complete; and (3) the IRS has not notified me/us that I am/we are subject to backup withholding. (Line out clause (3) if you are subject to backup withholding.) I/we release the fund(s), Nuveen, and their agents and representatives from all liability and agree to indemnify them from any and all losses, damages or costs for acting in good faith in accordance with instructions, including telephone instructions, believed to be genuine. I/we agree to notify Nuveen promptly in writing if any information contained in this application changes.

Signature                           Month  Day  Year   Daytime Telephone Number

--------------------------------------------------------------------------------
Signature of Joint Tenant (if any)  Month  Day  Year   Daytime Telephone Number

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Mail this completed application to:

Nuveen Money Market Funds
P.O. Box 5330
Denver, CO 80217-5330

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                                                   [NUVEEN LOGO]

Statement of Additional Information

June 10, 1997
Nuveen California Tax-Free Fund, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND

This Statement of Additional Information relates to the sole portfolio of Nuveen California Tax-Free Fund, Inc., the Nuveen California Tax-Free Money Market Fund (the "Fund"). This Statement of Additional Information is not a prospectus. A prospectus relating to the Fund may be obtained from certain se-curities representatives, banks and other financial institutions that have en-tered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Il-linois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the prospectus referred to above, which is dated June 10, 1997.

Table of Contents                                                     Page
--------------------------------------------------------------------------
Fundamental Policies and Investment Portfolio                            2
--------------------------------------------------------------------------
Management                                                              21
--------------------------------------------------------------------------
Investment Adviser and Investment Management Agreement                  25
--------------------------------------------------------------------------
Portfolio Transactions                                                  27
--------------------------------------------------------------------------
Net Asset Value                                                         28
--------------------------------------------------------------------------
Tax Matters                                                             29
--------------------------------------------------------------------------
Yield Information                                                       35
--------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares    37
--------------------------------------------------------------------------
Distribution and Service Plan                                           37
--------------------------------------------------------------------------
Independent Public Accountants and Custodian                            39
--------------------------------------------------------------------------

The audited financial statements for the fiscal year ended February 28, 1997, appearing in the Annual Report of Nuveen California Tax-Free Fund, Inc. are in-corporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

FUNDAMENTAL POLICIES

The investment objective and certain fundamental investment policies of the Fund is described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) Invest in securities other than Municipal Obligations and temporary invest-ments, as those terms are defined in the Prospectuses, and in standby commit-ments with respect to Municipal Obligations;

(2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above.

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent any Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs.

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of transac-tions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put.

(12) Invest more than 5% of its total assets in securities of unseasoned is-suers which, together with their predecessors, have been in operation for less than three years;

(13) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(14) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

(15) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of Nuveen California Tax-Free Fund, Inc., or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory") who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitations set forth in paragraphs (2) and
(12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its secu-rities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obli-gation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securi-ties owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

Nuveen California Tax-Free Fund, Inc. is a series company under SEC Rule 18f-2 and each Fund is a separate series issuing its own shares. Certain matters un-der the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

PORTFOLIO SECURITIES

As described in the Prospectus, the Fund invests primarily in a diversified fund of California Municipal Obligations, except that the Fund may not invest more than 10% of its net assets in California Municipal Obligations issued within certain U.S. possessions or territories. In general, Municipal Obliga-tions include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. In-dustrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. California Municipal Obligations in which the Fund will primarily invest are issued by the State of California and cities and local authorities in that state, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and California personal income taxes.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the fu-ture by Congress, state legislatures or referenda extending the time for pay-ment of principal and/or interest, or imposing other constraints upon enforce-ment of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

The following is a more complete description of certain California Municipal Obligations in which the Fund may invest.



The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain short-term California Municipal Obligations in which the Fund may invest:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Variable and Floating Rate Instruments-Certain Municipal Obligations, certain instruments issued, guaranteed or sponsored by the U.S. Government or its agen-cies, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear inter-est at rates which are not fixed, but which vary with changes in specified mar-ket rates or indices, such as a bank prime rate or a tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at cer-tain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate on specified interest rate indices. Typically such instruments carry demand features permitting the Money Market Fund to redeem at par upon specified notice.

The Money Market Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Money Market Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. The Adviser will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an is-suer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ul-timate maturity of such variable rate obligations may exceed 397 days, the Money Market Fund will treat the maturity of each variable rate demand obliga-tion, for purposes of computing its dollar weighted average fund maturity, as the longer of (i) the notice period required before the Money Market Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Money Market Fund may also obtain standby commitments with respect to Mu-nicipal Obligations. Under a standby commitment (often referred to as a put), the party issuing the commitment agrees to purchase at the Money Market Fund's option the Municipal Obligation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Money Market Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Money Market Fund upon its exercise of a standby com-mitment would be (1) the acquisition cost of the Municipal Obligations (exclud-ing any accrued interest that the Money Market Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Money Market Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date dur-ing the period the security was owned by the Money Market Fund. The Money Mar-ket Fund's right to exercise standby commitments held by it will be uncondi-tional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Money Market Fund may purchase standby commitments for cash or pay a higher price for fund securities which are acquired subject to such a commitment (thus reducing the yield to ma-turity otherwise available for the same securities). The maturity of a Munici-pal Obligation purchased by the Money Market Fund will not be considered short-ened by any standby commitment to which such security is subject. Although the Money Market Fund's rights under a standby commitment would not be transfer-able, the Money Market Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

As described above, except to the extent the Fund invests in temporary invest-ments, the Fund will invest substantially all of its assets in California Mu-nicipal Obligations. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accu-racy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

During the early 1990's, California experienced significant financial difficul-ties, which reduced its credit standing, but the state's finances have improved since 1994. The ratings of certain related debt of other issuers for which Cal-ifornia has an outstanding lease purchase, guarantee or other contractual obli-gation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deterio-rate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32 million represents over 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $760 billion in 1995, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst eco-nomic, fiscal and budget conditions since the 1930s. Construction, manufactur-ing (especially aerospace), and financial services, among others, were all se-verely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down substantially from its 10% recession peak. Economic indicators show a steady and strong recovery underway in California since the start of 1994, par-ticularly in export-related industries, services, electronics, entertainment and tourism, although the residential housing sector has been weaker than in prior recoveries. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Cali-fornia local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Brief-ly, Article XIIIA limits to 1% of full cash value the rate of ad valorem prop-erty taxes on real property and generally restricts the reassessment of prop-erty to 2% per year, except upon new construction or change of ownership (sub-ject to a number of exemptions). Taxing entities may, however, raise ad valo-rem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This sys-tem has resulted in widely varying amounts of tax on similarly situated prop-erties. Several lawsuits have been filed challenging the acquisition-based as-sessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad va-lorem property taxes above the 1% limit; it also requires voters of any gov-ernmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitu-tion, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more dif-ficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions af-fecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, im-posed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which gener-ate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collec-tion services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the prop-erty owners subject to the fee or charge or, at the option of the local agen-cy, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limita-tions on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, re-duce or prohibit the future imposition or increase of any local tax, assess-ment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be de-termined by the courts with respect to a number of matters, and it is not pos-sible at this time to predict with certainty the outcome of such determina-tions. Proposition 218 is generally viewed as restricting the fiscal flexibil-ity of local governments, and for this reason, some ratings of California cit-ies and counties have been, and others may be, reduced.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Con-stitution, enacted by the voters in 1979 and significantly amended by Proposi-tions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regu-latory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond pro-ceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for cer-tain capital outlay projects, (4) appropriations by the State of post-1989 in-creases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibili-ties between government units. The definitions for such adjustments were lib-eralized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes ex-ceeded its appropriations limit by $1.1 billion, which was returned to taxpay-ers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $7.0 billion under the limit for fiscal year 1996-97.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal chal-lenges, it is not currently possible to determine fully the impact of these Articles on California

Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with re-spect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local govern-ments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obliga-tions.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obliga-tion bonds is the second charge to the General Fund after support of the pub-lic school system and public institutions of higher education. As of March 1, 1997, the State had outstanding approximately $17.7 billion of long-term gen-eral obligation bonds, plus $368 million of general obligation commercial pa-per which will be refunded by long-term bonds in the future, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $9.4 billion of authorized and unissued general obligation bonds and lease-purchase debt. In FY 1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.

Recent Financial Results

The principal sources of General Fund revenues in 1995-1996 were the Califor-nia personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), de-rived from General Fund revenues, as a reserve to meet cash needs of the Gen-eral Fund, but which is required to be replenished as soon as sufficient reve-nues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. Because of the recession, no reserve was budgeted in the SFEU from 1992-93, to 1995-96 because revenues had been reduced by the recession and an accumulated budget deficit had to be repaid.

General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Prop-osition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

Since the start of the 1990-91 fiscal year, the State has faced adverse eco-nomic, fiscal, and budget conditions. The economic recession seriously af-fected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a re-sult of a "Three Strikes" law enacted in 1994.

Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbal-ance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legisla-tive and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

Despite these budget actions, the effects of the recession led to large unan-ticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue an-ticipation warrants to carry a portion of the deficit over the end of the fis-cal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93

Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered war-rants ("IOUs") over a 2-month period to pay a variety of obligations represent-ing prior years' or continuing appropriations, and mandates from court orders.

The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obliga-tions. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

The following are principal features of the 1996-97 Budget Act:

1. Funding for schools and community college districts increased by $1.65 bil-lion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was fund-ed. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ul-timate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal im-migrants. These funds reduce appropriations in these categories that would oth-erwise have to be paid from the General Fund.

With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance on that date however, will reflect $1.45 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund to-ward this settlement.

The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased pay-ments to schools, and lower than expected savings resulting from federal wel-fare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of the 90's. The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

Proposed 1997-98 Budget. On January 9, 1997, the Governor released his proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Gover-nor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a fur-ther cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a grow-ing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which as of April 1997 were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations is-sued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings
The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by Cali-fornia to the Public Employees Retirement System, reductions in welfare pay-ments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventu-ally loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations
There are a number of state agencies, instrumentalities and political subdivi-sions of the State that issue Municipal Obligations, some of which may be con-duit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State reve-nues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school dis-tricts, the 1992-93 and 1993-94 Budget Acts caused local governments to trans-fer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State as-sistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide ad-ditional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particu-larly in the health care system, in order to balance its budget in 1995-96 and 1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court pro-tection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is not yet known how the State's legislation will turn out and what its overall impact will be on local government finances.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slow-down in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be devel-oped within a few years after issuance. In the event of such reduction or slow-down, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes secur-ing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. More-over, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or tax-es, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requir-ing voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evi-dencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and un-insured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be in-terrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Secu-rities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax alloca-tion" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all reve-nues produced by a tax rate increase go directly to the taxing entity which in-creased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the abil-ity of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legisla-tion will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an inter-ruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensa-tory financial assistance could be constrained by the inability of (i) an is-suer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

TEMPORARY INVESTMENTS

The Prospectus discusses briefly the ability of the Fund to invest a portion of its assets in federally tax-exempt or taxable "temporary investments." Tempo-rary investments will not exceed 20% of the Fund's assets except when made for defensive purposes. The Fund will invest only in temporary investments with re-maining maturities of 397 days or less which, in the opinion of Nuveen Adviso-ry, are of "high grade" quality.

Subject to the foregoing limitations, the Fund may invest in the following fed-erally tax-exempt temporary investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of pro-jected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstand-ing RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

The Fund may also invest in the following taxable temporary investments:

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

-- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

-- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

-- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Trea-sury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay in-terest and principal on securities as to which it is not legally so obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral de-clines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the col-lateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Variable and Floating Rate Investments--See description on page 5.

RATINGS OF INVESTMENTS
The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quali-ty." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other ele-ments make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are gen-erally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obliga-tions (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative char-acteristics as well. Moody's bond rating symbols may contain numerical modifi-ers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay prin-cipal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capac-ity to pay principal and interest, although such bonds are somewhat more sus-ceptible to the adverse effects of changes in circumstances and economic con-ditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capac-ity to pay principal and interest. Whereas such bonds normally exhibit ade-quate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The "Other Corporate Obligations" category of temporary investments are corpo-rate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

The two highest ratings of Moody's and S&P for federally tax-exempt short-term loans and notes are MIG-1 and MIG-2, or VMIG-1 or VMIG-2 in the case of vari-able rate instruments, and SP-1 and SP-2, respectively. Obligations designated MIG-1 or VMIG-1 are the best quality, enjoying strong protection from estab-lished cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Obligations designated as MIG-2 or VMIG-2 are high quality obligations with ample margins of protection. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest while the designation SP-2 denotes a satisfactory capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The rating Prime-1
(P-1) is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates or return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset pro-tection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial mar-kets and assured sources of alternative liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. The desig-nation A-1 indicates that the degree of safety regarding timely payment is very strong, while the designation A-2 denotes a strong capacity for timely repay-ment.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligation from the Fund's portfo-lio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of Nuveen California Tax-Free Fund, Inc., including general su-pervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of its directors. Nuveen California Tax-Free Fund, Inc. currently has eight directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business ad-dresses of the directors and officers of Nuveen California Tax-Free Fund, Inc. and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" indicated by an asterisk.

----------------------------------------------------------------------------------------------
                                  POSITIONS AND
                                  OFFICES WITH     PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              AGE FUNDS            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------
Timothy R.                    48  Chairman of the  Chairman since July 1, 1996 of The John
Schwertfeger                      Board and Di-    Nuveen Company, John Nuveen & Co. Incorpo-
333 West Wacker                   rector           rated, Nuveen Advisory Corp. and Nuveen In-
Drive                                              stitutional Advisory Corp.; prior thereto
Chicago, IL 60606                                  Executive Vice President and Director of
                                                   The John Nuveen Company (since March 1992),
                                                   John Nuveen & Co. Incorporated, Nuveen Ad-
                                                   visory Corp. (since October 1992) and
                                                   Nuveen Institutional Advisory Corp. (since
                                                   October 1992).
----------------------------------------------------------------------------------------------
Anthony T. Dean               52  President and    President since July 1, 1996 of The John
333 West Wacker                   Director         Nuveen Company, John Nuveen & Co. Incorpo-
Drive                                              rated, Nuveen Advisory Corp. and Nuveen In-
Chicago, IL 60606                                  stitutional Advisory Corp.; prior thereto,
                                                   Executive Vice President and Director of
                                                   The John Nuveen Company (since March 1992),
                                                   John Nuveen & Co. Incorporated, Nuveen Ad-
                                                   visory Corp. (since October 1992) and
                                                   Nuveen Institutional Advisory Corp. (since
                                                   October 1992).
----------------------------------------------------------------------------------------------
Robert P. Bremner             56  Director         Private Investor and Management Consultant.
3725 Huntington Street, N.W.
Washington, D.C.
20015
----------------------------------------------------------------------------------------------
Lawrence H. Brown             62  Director         Retired (August 1989) as Senior Vice Presi-
201 Michigan Avenue                                dent of The Northern Trust Company.
Highwood, IL 60040
----------------------------------------------------------------------------------------------
Anne E. Impellizzeri          64  Director         President and Chief Executive Officer of
3 West 29th Street                                 Blanton-Peale, Institutes of Religion and
New York, NY 10001                                 Health.
----------------------------------------------------------------------------------------------
Margaret K. Rosen-            70  Director         Helen Ross Professor of Social Welfare Pol-
heim                                               icy, School of Social Service Administra-
969 East 60th Street                               tion, University of Chicago.
Chicago, IL 60637

--------------------------------------------------------------------------------

                          POSITIONS AND
                          OFFICES WITH     PRINCIPAL OCCUPATIONS
NAME AND ADDRESS      AGE FUNDS            DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------
Peter R. Sawers       64  Director         Adjunct Professor of Business and Econom-
22 The Landmark                            ics, University of Dubuque, Iowa; Adjunct
Northfield, IL 60093                       Professor, Lake Forest Graduate School of
                                           Management, Lake Forest, Illinois; Chart-
                                           ered Financial Analyst; Certified Manage-
                                           ment Consultant.
--------------------------------------------------------------------------------------
William J. Schneider  52  Trustee          Senior Partner, Miller-Valentine Partners,
400 Miller-Valentine                       Vice President, Miller-Valentine Realty,
Ct.                                        Inc.
P.O. Box 744
Dayton, OH 45401
--------------------------------------------------------------------------------------
Bruce P. Bedford      57  Executive Vice   Executive Vice President of John Nuveen &
333 West Wacker           President        Co. Incorporated, Nuveen Advisory Corp. and
Drive                                      Nuveen Institutional Advisory Corp. (since
Chicago, IL 60606                          January 1997), prior thereto, Chairman and
                                           CEO of Flagship Resources Inc. and Flagship
                                           Financial Inc. and the Flagship funds
                                           (since January 1985).
--------------------------------------------------------------------------------------
Michael S. Davern     39  Vice President   Vice President of Nuveen Advisory Corp.
One South Main                             (since January 1997); prior thereto, Vice
Street                                     President and Portfolio Manager (since Sep-
Dayton, OH 45402                           tember 1991) of Flagship Financial.
--------------------------------------------------------------------------------------
William M. Fitzger-   33  Vice President   Vice President of Nuveen Advisory Corp.
ald                                        (since December 1995); Assistant Vice Pres-
33 West Wacker Drive                       ident of Nuveen Advisory Corp. (from Sep-
Chicago, Illinois                          tember 1992 to December 1995), prior
60606                                      thereto Assistant Portfolio Manager of
                                           Nuveen Advisory Corp. (from June 1988 to
                                           September 1992).
--------------------------------------------------------------------------------------
Kathleen M. Flanagan  50  Vice President   Vice President of John Nuveen & Co. Incor-
333 West Wacker                            porated; Vice President of Nuveen Advisory
Drive                                      Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                          Corp. (since June 1996).

--------------------------------------------------------------------------------------
J. Thomas Futrell     41  Vice President   Vice President of Nuveen Advisory Corp.
333 West Wacker
Drive
Chicago, IL 60606
--------------------------------------------------------------------------------------
Richard A. Huber      34  Vice President   Vice President of Nuveen Advisory Corp.
One South Main                             (since January 1997); prior thereto, Vice
Street                                     President and Portfolio Manager (since Au-
Dayton, OH 45402                           gust 1985) of Flagship Financial.
--------------------------------------------------------------------------------------
Steven J. Krupa       39  Vice President   Vice President of Nuveen Advisory Corp.
333 West Wacker
Drive
Chicago, IL 60606
--------------------------------------------------------------------------------------
Anna R. Kucinskis     51  Vice President   Vice President of John Nuveen & Co. Incor-
333 West Wacker                            porated.
Drive
Chicago, IL 60606

--------------------------------------------------------------------------------

                          POSITIONS AND
                          OFFICES WITH     PRINCIPAL OCCUPATIONS
NAME AND ADDRESS      AGE FUNDS            DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------
Larry W. Martin       45  Vice President   Vice President (since September 1992), As-
333 West Wacker           and Assistant    sistant Secretary and Assistant General
Drive                     Secretary        Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                          Vice President (since May 1993) and Assis-
                                           tant Secretary of Nuveen Advisory Corp;
                                           Vice President (since May 1993) and Assis-
                                           tant Secretary of Nuveen Institutional Ad-
                                           visory Corp.; Assistant Secretary of The
                                           John Nuveen Company (since February 1993).
--------------------------------------------------------------------------------------
Edward F. Neild, IV   31  Vice President   Vice President (since September 1996), pre-
One South Main                             viously Assistant Vice President (since De-
Street                                     cember 1993) of Nuveen Advisory Corp.,
Dayton, OH 45402                           Portfolio Manager prior thereto; Vice Pres-
                                           ident (since September 1996), previously
                                           Assistant Vice President (since May 1995)
                                           of Nuveen Institutional Advisory Corp.,
                                           Portfolio Manager prior thereto.
--------------------------------------------------------------------------------------
Walter K. Parker      48  Vice President   Vice President of Nuveen Advisory Corp.
One South Main                             (since January 1997); prior thereto, Vice
Street                                     President and Portfolio Manager (since July
Dayton, OH 45402                           1994) of Flagship Financial; Portfolio Man-
                                           ager and CIO Trust Investor (since 1983)
                                           for PNC Bank.
--------------------------------------------------------------------------------------
O. Walter Renfftlen   57  Vice President   Vice President and Controller of The John
333 West Wacker           and Controller   Nuveen Company, John Nuveen & Co. Incorpo-
Drive                                      rated, Nuveen Advisory Corp. and Nuveen In-
Chicago, IL 60606                          stitutional Advisory Corp.
--------------------------------------------------------------------------------------
Thomas C. Spalding,   45  Vice President   Vice President of Nuveen Advisory Corp. and
Jr.                                        Nuveen Institutional Advisory Corp.; Chart-
333 West Wacker                            ered Financial Analyst.
Drive
Chicago, IL 60606
--------------------------------------------------------------------------------------
H. William Stabenow   62  Vice President   Vice President and Treasurer of The John
333 West Wacker           and              Nuveen Company, John Nuveen & Co. Incorpo-
Drive                     Treasurer        rated, Nuveen Advisory Corp. and Nuveen In-
Chicago, IL 60606                          stitutional Advisory Corp.
--------------------------------------------------------------------------------------
Jan E. Terbrueggen    41  Vice President   Vice President of Nuveen Advisory Corp.
One South Main                             (since January 1997); Vice President and
Street                                     Portfolio Manager of Flagship
Dayton, OH 45402                           Financial.
--------------------------------------------------------------------------------------
Gifford R. Zimmerman  40  Vice President   Vice President (since September 1992), As-
333 West Wacker           and              sistant Secretary and Assistant General
Drive                     Assistant Sec-   Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606         retary           Vice President (since May 1993) and Assis-
                                           tant Secretary of Nuveen Advisory Corp.;
                                           Vice President (since May 1993) and Assis-
                                           tant Secretary of Nuveen Institutional Ad-
                                           visory Corp.

--------------------------------------------------------------------------------

Anthony T. Dean, Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

The directors of Nuveen California Tax-Free Fund, Inc. are also directors or trustees, as the case may be, of 42 Nuveen open-end fund portfolios and of 52 Nuveen closed-end funds.

The following table sets forth compensation paid by the Nuveen California Tax-Free Fund, Inc. during the fiscal year ended February 28, 1997 to each of the directors. The Nuveen California Tax-Free Fund, Inc. has no retirement or pen-sion plans. The officers and directors affiliated with Nuveen serve without any compensation from the Nuveen California Tax-Free Fund, Inc.

                                                              TOTAL COMPENSATION
                                                  AGGREGATE     FROM THE FUND
                                                COMPENSATION   AND FUND COMPLEX
NAME OF DIRECTOR                                FROM THE FUND PAID TO DIRECTORS
--------------------------------------------------------------------------------
Anthony T. Dean................................     $  0           $     0
Richard J. Franke*.............................        0                 0
Timothy R. Schwertfeger........................        0                 0
Robert P. Bremner..............................        0                 0(1)
Lawrence H. Brown..............................      500            59,000
Anne E. Impellizzeri...........................      500            59,000
Margaret K. Rosenheim..........................      646(2)         66,815(3)
Peter R. Sawers................................      500            59,000
William J. Schneider...........................        0                 0(1)

--------

*  Mr. Franke retired as of June 30, 1996.

(1) First payment was in April 1997.

(2) Includes $66 in interest earned on deferred compensation from prior years.

(3) Includes $1,565 in interest earned on deferred compensation from prior years.

Each director who is not affiliated with Nuveen or Nuveen Advisory receives a $27,500 annual retainer for serving as a director or trustee of all open-end funds for which Nuveen Advisory serves as investment adviser, and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the open-end funds for which Nuveen Advisory serves as investment adviser on the basis of relative net asset sizes. Nuveen California Tax-Free Fund, Inc. requires no employees other than its officers, all of whom are compensated by Nuveen.

On May 28, 1997, the officers and directors of Nuveen California Tax-Free Fund, Inc. as a group owned less than 1% of the outstanding shares of each Fund. The following table sets forth the percentage ownership of each person who, as of May 28, 1997, owned of record or was known by Nuveen California Tax-Free Fund, Inc. to own of record or beneficially 5% or more of any class of shares of a Fund.

                                                                  PERCENTAGE OF
NAME OF FUND AND CLASS                 NAME AND ADDRESS OF OWNER   OWNERSHIP
-------------------------------------------------------------------------------
California Money Market Fund
 Institutional Series................. Wells Fargo Bank NA           85.02%
                                       FBO Westcore
                                        Attn.: Fund Acct. Cash
                                        Mngt. Desk
                                        C/O Trust & Investment
                                        Services
                                        P.O. Box 9800
                                        Calabasas, CA 91372-0800
                                       U.S. Nat'l Bank of Oregon     11.02%
                                       Cash Management Desk HO5
                                        Trust Operations
                                        321 SW 6th
                                        P.O. Box 3168
                                        Portland, OR 97208-3168
California Money Market Fund
 Service Plan Series.................. Republic Bank California      78.00%
                                        N.A.
                                        Attn.: Patsy Haynes
                                        445 N. Bedford Dr.
                                        Beverly Hills, CA 90210-
                                        4302
                                       Cudd & Company                 5.79%
                                        Attn Mutual Funds
                                        Department
                                        c/o Chase Manhattan
                                        101 California St. Ste
                                        4125
                                        San Francisco, CA 94011-
                                        6132
California Money Market Fund
 Distribution Plan Series............. Eileen B. Geller &             6.97%
                                       Andrew O. Geller TR
                                        UA Sep. 02 87
                                        Geller Family Trust
                                        3297 Woodbine St.
                                        Los Angeles, CA 90064-
                                        4836
                                       John L. Sell                   6.44%
                                       Dorothy J. Sell JT Ten
                                        2023 Bella Vista Ave.
                                        Arcadia, CA 91007-8104

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. Nuveen Advisory also administers Nuveen California Tax-Free Fund Inc.'s business affairs, provides office facil-ities and equipment and certain clerical, bookkeeping and administrative serv-ices, and permits any of its officers or employees to serve without compensa-tion as trustees or officers of the Fund if elected to such positions. See "Management of the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and Nuveen California Tax-Free Fund, Inc., the Fund has agreed to pay annual man-agement fees at the rates set forth below:

California Money Market Fund:

AVERAGE DAILY NET ASSET
VALUE                       MANAGEMENT FEES
-------------------------------------------
For the first $500 million       .400 of 1%
For the next $500 million        .375 of 1%
For assets over $1 billion       .350 of 1%

Nuveen Advisory will waive all or a portion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses of (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .55 of 1% of the average daily net asset value of the Fund. Nuveen Advisory may also voluntarily agree to reim-burse additional expenses from time to time, which voluntary reimbursements may be terminated at any time in its discretion. For the last three fiscal years, the Fund paid net management fees to Nuveen Advisory as follows:

                                 MANAGEMENT FEES NET OF
                                         EXPENSE
                                  REIMBURSEMENT PAID TO  FEE WAIVERS AND EXPENSE
                                 NUVEEN ADVISORY FOR THE REIMBURSEMENTS FOR THE
                                       YEAR ENDED              YEAR ENDED
                                 ----------------------- -----------------------
                                 2/28/95 2/29/96 2/28/97 2/28/95 2/29/96 2/28/97
--------------------------------------------------------------------------------
Money Market Fund............... 836,730 600,017 665,655 122,246 59,354  70,133

As discussed in the Prospectus, in addition to the management fees of Nuveen Advisory, the Fund pays all other costs and expenses of its operations and the general administrative expenses of Nuveen California Tax-Free Fund, Inc.

Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt in-sured unit trusts. In addition, Nuveen open-end and closed-end funds held ap-proximately $36 billion in securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a princi-pal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supple-mentary to Nuveen Advisory's own research efforts, the receipt of research in-formation is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this re-gard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies for other clients, which may have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securi-ties whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Directors that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Munici-pal Obligations purchased by the Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. In addition, purchases of securities made pur-suant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the directors who are not interested per-sons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined separately for each class of shares by The Chase Manhattan Bank, the Fund's Custodian. Net asset value will be determined as of 12:00 noon East-ern Time (9:00 a.m. Pacific time) on each day on which the Federal Reserve Bank of Boston is normally open for business and on any other day during which there is a sufficient degree of trading in the portfolio securities held by the Fund that the current net asset value of the Fund's shares might be materially af-fected by changes in the value of the securities held by the Fund. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of Boston is also not open for business on these days (except for Good Friday) as well as Martin Luther King's Birthday, Columbus Day and Veterans Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the portfolio securities held by the Fund plus cash or other assets, less liabilities, by the number of shares of the class outstanding.

The Fund seeks to maintain a net asset value of $1.00 per share. In this con-nection, the Fund values its portfolio securities at their amortized cost, as permitted under the rules and regulations of the Securities and Exchange Com-mission under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an in-strument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares held by the Fund may tend to be higher than a like computation made by a fund with identical investments util-izing a method of valuation based upon market prices and estimates of market prices for all of its fund instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particu-lar day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Money Market Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Securities and Exchange Commission for money market funds, to re-deem upon specified notice at par, or both.

The Board of Directors, pursuant to the requirements of the rule permitting am-ortized cost valuation, has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as com-puted for the purpose of sales and redemptions at $1.00. Such procedures will include review of the holdings of the Money Market Fund by the Board of Direc-tors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Directors. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the investments in the Fund based on methods which include consider-ation of: yield or prices of municipal obligations of comparable quality, cou-pon, maturity and type; indications as to value from dealers; and general mar-ket conditions. The pricing agent may employ electronic data processing tech-niques and/or a matrix system to determine valuations. The extent of any devia-tion between the Money Market Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation were to exceed 1/2 of 1%, the Board of Directors would promptly consider what action, if any, would be initiated. In the event the Board of Directors determines that a deviation ex-ists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instru-ments prior to maturity to realize capital gains or losses or to shorten aver-age portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code") for tax treatment as a regulated invest     -
ment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diver-sification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securi-ties loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from op-tions and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less then three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated invest-ment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, tax-able interest, taxable original issue discount and market discount income, in-come from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net cap-ital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of un-distributed capital gains included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substan-tially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when re-ceived by the Fund, as exempt-interest dividends. Shareholders receiving ex-empt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obli-gations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing inter-est on "non-appropriation" lease obligations will be excludable from gross in-come for federal income tax purposes. See "Fundamental Policies and Investment Portfolio--Portfolio Securities."

Distributions by the Fund of net interest received from certain taxable tempo-rary investments (such as certificates of deposit, commercial paper and obliga-tions of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares./1/ If the Fund purchases a

Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as a taxable in-terest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

If the Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the divi-dends received deductions for corporations.

Prior to purchasing shares in the Fund, the impact of dividends or distribu-tions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or dis-tribution.
--------

/1/If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable in-come and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is ap-plied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distri-bution may be substantially different from the percentage of the Fund's in-come that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corpora-tions at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deduc-tions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemp-tion or exchange of such shares within 90 days after their purchase to the ex-tent shares of the Fund or another fund are subsequently acquired without pay-ment of a sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the sharehold-er's tax basis in the shares subsequently acquired, moreover, losses recognized by a shareholder on the redemption or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any dis-tributions of long-term capital gain made with respect to such shares. In addi-tion, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through re-investment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identi-cal to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed
of) rather then tax-exempt interest.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the period year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year in determining the amount of or-dinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding cal-endar year). The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations) and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Because the Fund may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facili-ties financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are consid-ered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advis-ers before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospi-
tals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund re-ceives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from fed-eral income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of the Fund income attributable to Municipal Obligations subject to the federal alter-native minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders.

CALIFORNIA STATE AND LOCAL TAX MATTERS

The following is based upon the advice of Orrick, Herrington & Sutcliffe, spe-cial California counsel to the Fund, and assumes that the Fund will be quali-fied as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal in-come taxation will not be required to include in their California gross income that portion of their federally tax-exempt dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obliga-tions, the interest on which is exempt from California personal income tax, provided that at least 50 percent of the value of the Fund's total assets con-sists of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California, short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capi-tal gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal al-ternative minimum tax described above. However, the California alternative min-imum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of the Fund subject to the California fran-chise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other tax-able income, if any, as income subject to such tax.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of the Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to con-sult with their own tax advisers for more detailed information concerning Cali-fornia tax matters.

                             YIELD INFORMATION

As explained in the Money Market Fund Prospectus, the historical performance of a series of the Money Market Fund may be expressed in terms of "yield," "effec-tive yield" or "taxable equivalent yield." Each series' yield is computed in accordance with a standard method prescribed by rules of the Securities and Ex-change Commission. Under that method, current yield is based on a seven-day pe-riod and is computed as follows: the series' net investment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by seven and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the series' net investment income per share includes its accrued interest in-come plus or minus amortized purchase discount or premium less accrued ex-penses, but does not include realized capital gains or losses or unrealized ap-preciation or depreciation of investments.

A series' effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +1) 365/7 -1. Based on the seven-day period ended February 28, 1997, the yield and effective yield for the Service and Distribution Plan series of the Money Market Fund were 2.85% and 2.89%, respectively, and for the Institutional series were 2.95% and 2.99%, respectively.

A series' taxable equivalent yield is computed by dividing that portion of the series' yield which is tax-exempt by 1 minus the stated combined federal and state income tax rate and adding the result to that portion, if any, of the yield of the series that is not tax-exempt. Based upon (1) a combined 1996 fed-eral and California income tax of 45.0%, and (2) the yield for the Money Market Fund as described above for the seven-day period ended February 28, 1997, the taxable equivalent yield for the Service and Distribution Plan series of the Money Market Fund for that period was 5.18% and for the Institutional series the taxable equivalent yield was 5.35%.

Each series' yield will fluctuate, and the publication of annualized yield quo-tations is not a representation of what an investment in the series will actu-ally yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the expenses attributable to the series.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

                                        3.00%  3.50 %   4.00%   4.50%   5.00%  5.50 %   6.00%   6.50%
             1.50%    2.00%    2.50%    TAX-    TAX-    TAX-    TAX-    TAX-    TAX-    TAX-    TAX-
  TAXABLE   TAX-FREE TAX-FREE TAX-FREE  FREE    FREE    FREE    FREE    FREE    FREE    FREE    FREE
------------------------------------------------------------------------------------------------------
  2.00%     $ 46,000 $ 34,500 $ 27,600 $23,000 $19,714 $17,250 $15,333 $13,800 $12,545 $11,500 $10,615
------------------------------------------------------------------------------------------------------
  2.50%     $ 57,500 $ 43,125 $ 34,500 $28,750 $24,643 $21,563 $19,167 $17,250 $15,682 $14,375 $13,269
------------------------------------------------------------------------------------------------------
  3.00%     $ 69,000 $ 51,750 $ 41,400 $34,500 $29,571 $25,875 $23,000 $20,700 $18,818 $17,250 $15,923
------------------------------------------------------------------------------------------------------
  3.50%     $ 80,500 $ 60,375 $ 48,300 $40,250 $34,500 $30,188 $26,833 $24,150 $21,955 $20,125 $18,262
------------------------------------------------------------------------------------------------------
  4.00%     $ 92,000 $ 69,000 $ 55,200 $46,000 $39,429 $34,500 $30,667 $27,600 $25,091 $23,000 $21,231
------------------------------------------------------------------------------------------------------
  4.50%     $103,500 $ 77,625 $ 62,100 $51,750 $44,357 $38,813 $34,500 $31,050 $28,227 $25,875 $23,884
------------------------------------------------------------------------------------------------------
  5.00%     $115,000 $ 86,250 $ 69,000 $57,500 $49,286 $43,125 $38,333 $34,500 $31,364 $28,750 $26,538
------------------------------------------------------------------------------------------------------
  5.50%     $126,500 $ 94,875 $ 75,900 $63,250 $54,214 $47,437 $42,167 $37,950 $34,500 $31,625 $29,192
------------------------------------------------------------------------------------------------------
  6.00%     $138,000 $103,500 $ 82,800 $69,000 $59,143 $51,750 $46,000 $41,400 $37,636 $34,500 $31,846
------------------------------------------------------------------------------------------------------
  6.50%     $149,500 $112,125 $ 89,700 $74,750 $64,071 $56,062 $49,833 $44,850 $40,773 $37,375 $34,500
------------------------------------------------------------------------------------------------------
  7.00%     $161,000 $120,750 $ 96,600 $80,500 $69,000 $60,375 $53,667 $48,300 $43,909 $40,250 $37,154
------------------------------------------------------------------------------------------------------
  7.50%     $172,500 $129,375 $103,500 $86,250 $73,929 $64,688 $57,500 $51,750 $47,045 $43,125 $39,808
------------------------------------------------------------------------------------------------------
  8.00%     $184,000 $138,000 $110,400 $92,000 $78,857 $69,000 $61,333 $55,200 $50,182 $46,000 $42,462
------------------------------------------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Money Market Fund occa-sionally may advertise its performance in similar tables using a different cur-rent tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dol-lar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

      ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

Shares of the Fund may be purchased at the net asset value which is next com-puted after receipt of an order and receipt of payment in federal funds. Shares of the Fund are issued in three series: (i) the Service Plan series, (ii) the Distribution Plan series, and (iii) the Institutional series. There is no sales charge on purchases of shares of any series of the Fund.

Shares of the Nuveen Money Market Funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. The Nuveen Money Market Funds observe and will not make fund shares available for purchase on the following holidays: New Year's Day, Martin Luther King's Birthday, Washing-ton's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

                       DISTRIBUTION AND SERVICE PLAN

As discussed in the Prospectus under "How to Purchase Fund Shares--Distribution and Service Plan," the Fund has adopted Distribution and Service Plans (the "Plan") with respect to the shares of the Distribution Plan series and the Service Plan series. The Distribution Plan was adopted pursuant to Rule 12b-1 of the 1940 Act while the Service Plan, although containing comparable terms, is not a Rule 12b-1 plan. The Plans were adopted by a vote of the Board of Di-rectors, including a majority of the directors who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, the Distribution Plan series and the Service Plan series of the Fund and Nuveen pay fees (i) in the case of the Service Plan series, to banks and other organizations described in the Prospectus for the servicing of accounts of shareholders of such series and (ii) in the case of the Distribu-tion Plan series, to securities dealers for services rendered in the distribu-tion of the shares of such series. In each case, such services may include, among other things, establishing and maintaining shareholder accounts, process-ing purchase and redemption transactions, arranging for bank wires, performing sub-accounting, answering shareholder inquiries and such other services as Nuveen may request. Payments to such securities dealers and banks or other or-ganizations will be at the rate of .25 of 1% per year of the daily average as-sets of serviced accounts. Such amounts will be paid one-half by the Service Plan series and the Distribution Plan series of the Fund and one-half by Nuveen. In addition, Nuveen may, in its discretion and from its own resources, pay to organizations that satisfy certain criteria an additional amount not to exceed .05 of 1% per year based on average assets of accounts serviced by such organizations. For the fiscal year ended February 28, 1997, the Fund paid fees to banks and other organizations under the Service Plan in the amount of $86,592 and paid fees to securities dealers under the Distribution Plan in the amount of $61,766.

Under the Plan, the Controller of Nuveen California Tax-Free Fund, Inc. will report quarterly to the Board of Directors for its review of amounts expended for services rendered under the Plan. The Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securi-ties of the applicable series of the Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Directors and a vote of the non-interested directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be con-tinued only if the directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit such series of the Fund and its shareholders. The Plan may not be amended to increase materially the cost which the Distribution Plan or the Service Plan series of the Fund may bear without the approval of the shareholders of the affected series of that Fund. Any other material amend-ments of the Plans must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amend-ments. During the continuance of the Plan, as required by the Rule, the selec-tion and nomination of the non-interested directors will be committed to the discretion of the non-interested directors then in office.

Neither any director nor any "interested" person of Nuveen California Tax-Free Fund, Inc., has any direct or indirect financial interest in the Plan.

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Fund promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distrib-uting securities. Since the only functions of banks who may be engaged as Service Organizations is to perform administrative shareholder servicing func-tions, Nuveen California Tax-Free Fund, Inc. believes that such laws should not preclude a bank from acting as a Service Organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or reg-ulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen California Tax-Free Fund, Inc., dated January 2, 1990 and last re-newed on July 26, 1996 ("Distribution Agreement"). Pursuant to the Distribu-tion Agreement, the Nuveen California Tax-Free Fund, Inc. appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offer-ing basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Nuveen California Tax-Free Fund, Inc. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 W. Monroe Street, Chi-cago, Illinois 60603 have been selected as auditors for the Fund. In addition to audit services, Arthur Andersen LLP will provide consultation and assistance on accounting, internal control, tax and related matters. The financial state-ments incorporated by reference elsewhere in this Statement of Additional In-formation and the information set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP as indicated in their re-port with respect thereto, and are included in reliance upon the authority of said firm as experts in given said report.

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004. The Custodian performs custodial, fund accounting and portfolio accounting services.

                         ANNUAL REPORTS TO SHAREHOLDERS

                                      FOR

               NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND
                                 (AMONG OTHERS)

NUVEEN
Money Market
Funds


February 28, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Reserves
California
Massachusetts                                   [PHOTO OF COUPLE APPEARS HERE]
New York

                                   Contents


                                     2  Dear Shareholder

                                     4  Answering Your Questions

                                     6  Reserves Overview

                                     7  California Overview

                                     8  Massachusetts Overview

                                     9  New York Overview

                                    11  Financial Section

                                    49  Shareholder Meeting Results

                                    50  Shareholder Information

                                    51  Fund Information

Dear Shareholder

It is a pleasure to report to you on the performance of your Nuveen tax-free money market fund for the year ended February 28, 1997. During this 12-month period the funds covered in this report continued to achieve their goal of delivering attractive tax-free income from portfolios of quality municipal bonds. As of the end of February, investors were receiving annual tax-free yields that ranged from 2.79% to 2.87%, equivalent to taxable yields of 4.36% to 4.48% for investors in the 36% federal income tax bracket.

The Nuveen money market funds have done well in generating tax-free income for investors while preserving net asset value stability and investor confidence.

Perhaps even more importantly, your money market fund has continued to deliver safety and liquidity, which is especially comforting during periods of market volatility. When combined with the flexibility of checkwriting, money market funds remain a valuable and convenient investment alternative.

Since our last report, Nuveen has broadened our family of municipal bond funds to better meet your needs for attractive current income free from federal, and in some cases, state taxes. In January we merged our mutual fund family with Flagship Resources, a respected manager of municipal bond mutual funds based in Dayton, Ohio. This merger added 19 mutual funds to the Nuveen family, giving investors an expanded array of investment solutions for their personal portfolios.

[PHOTO OF TIMOTHY R.
  SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger

"Since our last report, Nuveen has broadened our family of municipal bond funds to better meet your needs for attractive current income free from federal, and in some cases, state taxes."



Nuveen also has created new equity investments to help investors keep more of what they have earned. In November we launched the Nuveen Growth and Income Stock Fund, a fund that seeks to provide prudent investors superior equity market performance with equal or less risk than the overall stock market. In March we introduced two new balanced mutual funds, each designed to give investors the combination of performance potential and income protection that comes from a carefully assembled balance of stocks and bonds.

Nuveen prides itself on providing attractive tax-free income with reduced risk to more than 1.3 million shareholders. In conversations with investors, many of you have told me how important tax-free income is to maintaining a lifestyle that you have worked so hard to build. I appreciate the trust you have placed in us.

Sincerely,


/S/ Timothy R. Schwertfeger
Timothy R. Schwertfeger

Chairman of the Board

April 14, 1997

Answering Your Questions


[PHOTO OF TOM SPALDING APPEARS HERE]

Tom Spalding, head of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What principal factors affected the municipal bond market and the funds during the past year?

In 1996, the bond market--despite some fluctuations--was relatively stable compared with recent years. Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets with alternating enthusiasm and uncertainty.

Throughout the year, euphoria in the equity market focused investors' attention on stocks and brought record amounts of new money into equity-based mutual funds, bypassing the bond market. Money market investments turned in good returns, considering the current low rates available on short-term securities. Some investors, concerned about a possible correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with shorter-term vehicles until a clearer picture of market trends emerged.

What impact will future interest rate changes have on fund performance?

Given the uncertainty about a possible correction in the equity market and the Federal Reserve's recent 0.25% increase in short-term interest rates, municipal money market funds should see improvement in the tax-free yields they provide investors.

What is your approach to managing the funds?

We kept the fund's weighted average maturity near the low end of its target range for the first six months of 1996, so that we could quickly roll assets into higher yielding securities as they became

"Money market investments turned in good returns, considering the current low rates available on short- term securities."


available. We took advantage of the June/July note season, when many municipal governments bring new issues to market, to modestly extend maturity.

What is your outlook for the market in the next year?

Economic expansion continues to be slow and steady, as evidenced by a lack of price pressure at the consumer and producer levels, strong consumer confidence, low unemployment figures, and a stable money supply. It is not clear if or when the Federal Reserve will raise rates again. Our strategy is to keep the fund at or near its current maturity range until the interim volatility subsides and we can better assess the direction of interest rates.

Nuveen Tax-Free Reserves, Inc.
February 28, 1997 Annual Report

Reserves
Overview

Fund Highlights
=================================================
Inception Date                              11/82
Total Net Assets                     $304,087,480
Average Weighted Maturity (Days)               33
-------------------------------------------------

Tax-Free Yields
=================================================
SEC 7-Day Yield                             2.79%
SEC 30-Day Yield                            2.80%
-------------------------------------------------

Taxable Equivalent Yields
=================================================
SEC 7-Day Yield                             4.36%
SEC 30-Day Yield                            4.38%
-------------------------------------------------

Based on a federal income tax rate of 36%; represents the yield needed from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

[PIE CHART APPEARS HERE]

[LINE GRAPH APPEARS HERE]
                                       ====

Nuveen California Tax-Free Money Market Fund
February 28, 1997 Annual Report

California
Overview

Fund Highlights
=================================================
Inception Date                               3/86
Total Net Assets                     $185,638,604
Average Weighted Maturity (Days)               22
-------------------------------------------------

Tax-Free Yields
=================================================
SEC 7-Day Yield                             2.87%
SEC 30-Day Yield                            2.88%
-------------------------------------------------

Taxable Equivalent Yields
=================================================
SEC 7-Day Yield                             4.95%
SEC 30-Day Yield                            4.97%
-------------------------------------------------

Based on a combined federal and state income tax rate of 42%; represents the yield needed from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

[PIE CHART APPEARS HERE]

[LINE GRAPH APPEARS HERE]

                                       ====

Nuveen Massachusetts Tax-Free Money Market Fund
February 28, 1997 Annual Report

Massachusetts
Overview

Fund Highlights
================================================
Inception Date                              2/87
Total Net Assets                     $41,024,478
Average Weighted Maturity (Days)              48
------------------------------------------------

Tax-Free Yields
================================================
SEC 7-Day Yield                            2.79%
SEC 30-Day Yield                           2.80%
------------------------------------------------

Taxable Equivalent Yields
================================================
SEC 7-Day Yield                            4.94%
SEC 30-Day Yield                           4.96%
------------------------------------------------

Based on a combined federal and state income tax rate of 43.5%; represents the yield needed from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

[PIE CHART APPEARS HERE]

[LINE GRAPH APPEARS HERE]

                                       ====

Nuveen New York Tax-Free Money Market Fund
February 28, 1997 Annual Report

New York
Overview

Fund Highlights
================================================
Inception Date                              2/87
Total Net Assets                     $26,546,301
Average Weighted Maturity (Days)              47
------------------------------------------------

Tax-Free Yields
================================================
SEC 7-Day Yield                            2.86%
SEC 30-Day Yield                           2.87%
------------------------------------------------

Taxable Equivalent Yields
================================================
SEC 7-Day Yield                            4.81%
SEC 30-Day Yield                           4.82%
------------------------------------------------

Based on a combined federal and state income tax rate of 40.5%; represents the yield needed from a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

[PIE CHART APPEARS HERE]

[LINE GRAPH APPEARS HERE]

                                       ====

                               Financial Section


                        Contents

                    12  Portfolio of Investments

                    25  Statement of Net Assets

                    26  Statement of Operations

                    30  Statement of Changes in Net Assets

                    34  Notes to Financial Statements

                    39  Financial Highlights

                    48  Report of Independent
                        Public Accountants

                                       ====

                Portfolio of Investments
                Tax-Free Reserves
   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Alabama -- 4.0%

 $12,200,000    The Medical Clinic Board of the City of Birmingham - UAHSF, Medical               A-1+      $12,200,000
                  Clinic Revenue Bonds, UAHSF Series 1991, Variable Rate Demand
                  Bonds, 3.550%, 12/01/26+
-----------------------------------------------------------------------------------------------------------------------
                Arizona -- 6.4%

   7,000,000    The Industrial Development Authority of the County of Apache (Arizona),         VMIG-1        7,000,000
                  Pollution Control Revenue Bonds, 1981 Series B (Tucson Electric Power
                  Company Project ), Variable Rate Demand Bonds, 3.450%, 10/01/21+

  12,600,000    City of Mesa Municipal Development Corporation, Special Tax Updates             VMIG-1       12,600,000
                  Bonds, Series 1985, Commercial Paper, 3.400%, 4/30/97
-----------------------------------------------------------------------------------------------------------------------
                Arkansas -- 1.0%

   2,900,000    Board of Trustees of the University of Arkansas, Various Facility Revenue       VMIG-1        2,900,000
                  Bonds (UAMS Campus), Series 1994, Variable Rate Demand Bonds,
                  3.350%, 12/01/19+
-----------------------------------------------------------------------------------------------------------------------
                California -- 2.6%

   5,000,000    California School Cash Reserve Program Authority, 1996 Pool Bonds,               MIG-1        5,013,770
                  Series A Note, 4.750%, 7/02/97

   3,000,000    Santa Clara County Transit District, Refunding Equipment Trust                  VMIG-1        3,000,000
                  Certificates, Variable Rate Demand Bonds, 3.450%, 6/01/15+
-----------------------------------------------------------------------------------------------------------------------
                Delaware -- 3.8%

  11,452,500    New Castle County, Delaware, Economic Development Revenue Refunding                A-1       11,452,500
                  Bonds (Henderson/McGuire Partners Project), Series 1993, Variable
                  Rate Demand Bonds, 3.350%, 8/15/20+
-----------------------------------------------------------------------------------------------------------------------
                District of Columbia -- 2.4%

   7,200,000    District of Columbia (Washington, D.C.), General Obligation General             VMIG-1        7,200,000
                  Fund Recovery Bonds, Series 1991B, Variable Rate Demand Bonds,
                  3.500%, 6/01/03+
-----------------------------------------------------------------------------------------------------------------------
                Florida -- 5.9%

   1,400,000    Florida Housing Finance Agency, Multi-Family Housing Revenue Refunding             A-1        1,400,000
                  Bonds, 1989 Series E (Fairmont Oaks Project), Variable Rate Demand
                  Bonds, 3.500%, 4/01/26+

   4,210,000    Florida Municipal Power Agency, Initial Pooled Loan Project, Commercial            A-1        4,210,000
                  Paper Notes, Series A, 3.450%, 6/20/97

   1,000,000    Atlantic Beach Improvement and Refunding Revenue Bonds, Series                  VMIG-1        1,000,000
                  1994B (Fleet Landing Project), Variable Rate Demand Bonds,
                  3.500%, 10/01/24+

                =====
                12




                                                                                    Nuveen Municipal Money Market Funds
                                                                                        February 28, 1997 Annual Report


   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Florida -- continued

  $3,100,000    Pasco County Housing Finance Authority, Multi-Family Housing Revenue            VMIG-1      $ 3,100,000
                  Bonds (Carlton Arms of Magnolia Valley Project), Series 1985, Variable
                  Rate Demand Bonds, 3.375%, 12/01/07+

   4,800,000    Sarasota County Public Hospital District, Hospital Revenue Bonds                  A-1+        4,800,000
                  (Sarasota Memorial Hospital Project), Series C, Commercial Paper,
                  3.450%, 3/21/97

   3,300,000    Sunshine State Governmental Financing Commission, Revenue Bonds,                VMIG-1        3,300,000
                  Series 1986, Commercial Paper, 3.500%, 3/05/97
-----------------------------------------------------------------------------------------------------------------------
                Georgia -- 6.1%

                Municipal Gas Authority of Georgia, Gas Revenue Bonds (Transco
                Portfolio I Project), Series B, Commercial Paper:
   5,000,000      3.300%, 3/07/97                                                                 A-1+        5,000,000
   3,400,000      3.400%, 5/14/97                                                               VMIG-1        3,400,000

  10,000,000    Fulco Hospital Authority, Revenue Anticipation Certificates (Saint              VMIG-1       10,000,000
                  Joseph's Hospital of Atlanta Project), Series 1989, Commercial
                  Paper, 3.350%, 4/30/97
-----------------------------------------------------------------------------------------------------------------------
                Hawaii -- 0.9%

   2,600,000    Hawaii State Department of Budget and Finance, Special Purpose                     A-1        2,600,000
                  Floating Rate Demand Revenue Bonds (Adventist
                  Health System -- West), Series 1984, Variable Rate
                  Demand Bonds, 3.700%, 9/01/99+
-----------------------------------------------------------------------------------------------------------------------
                Illinois -- 9.1%

   7,000,000    Illinois Development Finance Authority, Pollution Control Revenue Bonds            P-1        7,000,000
                  (Diamond - Star Motors Corporation Project), Series 1985, Variable
                  Rate Demand Bonds, 3.550%, 12/01/08+

   6,000,000    Illinois Education Facilities Authority, Adjustable Demand Revenue              VMIG-1        6,000,000
                  Bonds, Shedd Aquarium Society, Series 1987B, Commercial Paper,
                  3.550%, 5/06/97

   1,570,000    Illinois Health Facilities Authority, Unit Priced Demand Adjustable Revenue       A-1+        1,570,000
                  Bonds, Alexian Brothers Health System, Inc. (Alexian Brothers Medical
                  Center, Inc. Project), Series 1985D, Commercial Paper, 3.400%, 4/25/97

   4,400,000    Illinois Health Facilities Authority, Adjustable Demand Revenue Bonds,          VMIG-1        4,400,000
                  Series 1991 (Victory Health Services Project), Commercial Paper,
                  3.500%, 3/20/97

                =====
                13



                Portfolio of Investments

                Tax-Free Reserves -- continued

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Illinois -- continued

 $ 3,000,000    City of Chicago, Chicago-O'Hare International Airport, Special Facility            P-1      $ 3,000,000
                  Revenue Bonds (American Airlines, Inc. Project), Series 1983C,
                  Variable Rate Demand Bonds, 3.450%, 12/01/17+

   5,700,000    City of Decatur, Macon County, Illinois, Unit Priced Demand Adjustable          VMIG-1        5,700,000
                  Water Revenue Bonds, Series 1985, Commercial Paper,
                  3.550%, 4/09/97
-----------------------------------------------------------------------------------------------------------------------
                Iowa -- 2.9%

   6,000,000    Iowa School Corporations, Warrant Certificates, 1996-97 Series A                 MIG-1        6,014,916
                  Note, 4.750%, 6/27/97

   2,900,000    City of Eddyville, Iowa, Industrial Development Revenue Bonds                      N/R        2,900,000
                  (Heartland Lysine, Inc. Project), Series 1985, Variable Rate
                  Demand Bonds, 3.650%, 11/01/03+
-----------------------------------------------------------------------------------------------------------------------
                Kentucky -- 3.6%

   2,000,000    Kentucky Governmental Agencies, 1996 Cash Flow Borrowing Program,                  N/R        2,000,947
                  Certificates of Participation, Tax and Revenue Anticipation Notes,
                  4.300%, 6/30/97

   9,005,000    Hancock County, Kentucky, Industrial Building Revenue Refunding                    N/R        9,005,000
                  Bonds (Southwire Company Project), Series 1990, Variable Rate
                  Demand Bonds, 3.900%, 7/01/10+
-----------------------------------------------------------------------------------------------------------------------
                Louisiana -- 4.9%

  10,000,000    Louisiana Recovery District, Sales Tax Bonds, Series 1988, Commercial              Aaa       10,000,000
                  Paper, 3.900%, 7/01/97

   5,000,000    Ascension Parish Pollution Control (BASF Wyandotte Corporation),                   P-1        5,000,000
                  Variable Rate Demand Bonds, 3.500%, 12/01/05+
-----------------------------------------------------------------------------------------------------------------------
                Michigan -- 2.7%

   7,100,000    Michigan Job Development Authority, Limited Obligation Revenue Bonds               A-1        7,100,000
                  (Frankenmuth Bavarian Inn Motor Lodge Project), Series A, Variable
                  Rate Demand Bonds, 3.850%, 9/01/15+

   1,065,000    The Economic Development Corporation of the City of Warren, MaComb                 P-1        1,065,000
                  County, Michigan, Floating Rate Limited Obligation Revenue Bonds
                  (The Prince Company, Inc., Michigan Division Project), Series A,
                  Variable Rate Demand Bonds, 3.750%, 11/01/99+
-----------------------------------------------------------------------------------------------------------------------
                Minnesota -- 2.5%

   5,255,000    City of Bloomington, Minnesota, Floating Rate Demand Commercial                   A-1+        5,255,000
                  Revenue Bonds (James Avenue Associates Project), Series 1985,
                  Variable Rate Demand Bonds, 3.350%, 12/01/15+

                ====

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------

                Minnesota -- continued

 $ 2,400,000    Housing and Redevelopment Authority of the City of Saint Paul,                     A-1       $2,400,000
                  Minnesota, Variable Rate Demand Purchase, District Heating
                  Revenue Bonds, 1982 Series A, Variable Rate Demand Bonds,
                  3.550%, 12/01/12+
-----------------------------------------------------------------------------------------------------------------------
                Missouri -- 3.0%

                State Environmental Improvement and Energy Resources Authority,
                Unit Priced Demand Adjustable Pollution Control Revenue Bonds,
                Series 1985 A (Union Electric Company), Commercial Paper:
   3,600,000      3.300%, 4/10/97                                                               VMIG-1        3,600,000
   5,600,000      3.550%, 5/21/97                                                               VMIG-1        5,600,000
-----------------------------------------------------------------------------------------------------------------------
                New Hampshire -- 2.3%

   7,000,000    New Hampshire Higher Educational and Health Facilities Authority,                  A-1        7,000,000
                  Revenue Bonds, Hunt Community Issue, Series 1996, Variable Rate
                  Demand Bonds, 3.450%, 5/01/26+
-----------------------------------------------------------------------------------------------------------------------
                New York -- 2.8%

   3,500,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series B,           VMIG-1        3,500,000
                  Variable Rate Demand Bonds, 3.500%, 8/15/22+

   5,000,000    The City of New York, General Obligation Revenue Anticipation Notes,             MIG-1        5,012,173
                  Fiscal 1997 Series B, 4.500%, 6/30/97
-----------------------------------------------------------------------------------------------------------------------
                North Carolina -- 4.0%

   2,400,000    The Wake County Industrial Facilities and Pollution Control Financing              P-1        2,400,000
                  Authority, Pollution Control Refunding Bonds (Carolina Power and
                  Light Company Project), Series 1990B, Commercial Paper,
                  3.700%, 4/10/97

   6,630,000    The Wake County Industrial Facilities and Pollution Control Financing              P-1        6,630,000
                  Authority, Pollution Control Refunding Bonds (Carolina Power and
                  Light Company Project), Series 1990A, Commercial Paper,
                  3.550%, 4/09/97

   3,000,000    The Wake County Industrial Facilities and Pollution Control Financing           VMIG-1        3,000,000
                  Authority, Pollution Control Refunding Bonds (Carolina Power and
                  Light Company Project), Series 1985C, Variable Rate Demand Bonds,
                  3.500%, 10/01/15
-----------------------------------------------------------------------------------------------------------------------
                Ohio -- 9.4%

   3,100,000    Ohio School Districts, 1996 Cash Flow Borrowing Program, Certificates            MIG-1        3,105,231
                  of Participation, Revenue Anticipation Notes of Certain Ohio School
                  Districts, Series B, 4.530%, 6/30/97

                ====

                Portfolio of Investments
                Tax-Free Reserves -- continued

  Principal                                                                                                   Amortized
     Amount     Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Ohio -- continued

$ 8,800,000     Centerville Variable Rate Demand Health Care Revenue Bonds                      VMIG-1      $ 8,800,000
                  (Bethany Lutheran Village Continuing Care Facilities Expansion
                  Project), Variable Rate Demand Bonds, 3.400%, 5/01/08+

  5,200,000     Port Authority of Cincinnati and Hamilton County, Daily Adjustable                 A-2        5,200,000
                  Economic Development Revenue Bonds (Kenwood Office Associates
                  Project), Series 1985, Variable Rate Demand Bonds, 3.500%, 9/01/25+

  1,200,000     Cuyahoga County, University Hospital of Cleveland, Series 1985, Variable        VMIG-1        1,200,000
                  Rate Demand Bonds, 3.550%, 1/01/16+

  5,120,000     County of Erie, Ohio, Adjustable Rate Demand Health Care Facilities             VMIG-1        5,120,000
                  Revenue Bonds (The Commons of Providence Project), Series 1996 B,
                  Variable Rate Demand Bonds, 3.450%, 10/01/21+

  3,685,000     County of Franklin, Ohio, Floating Rate Demand Hospital Financing                  N/R        3,685,000
                  Revenue Bonds, Series 1993 (Traditions at Mill Run Project), Variable
                  Rate Demand Bonds, 3.500%, 11/01/14+

  1,880,000     County of Hamilton, Ohio, Adjustable Rate Demand Healthcare Revenue                N/R        1,880,000
                  Bonds, Series 1995 (Community Limited Care Dialysis Center Project),
                  Variable Rate Demand Bonds, 3.350%, 9/01/05+
-----------------------------------------------------------------------------------------------------------------------
                Oregon -- 1.0%

  3,100,000     Port of Morrow (Portland G.E. Company Boardman Project), Variable               VMIG-1        3,100,000
                  Rate Demand Bonds, 3.500%, 10/01/13+
-----------------------------------------------------------------------------------------------------------------------
                Pennsylvania -- 3.4%

  3,250,000     The Pennsylvania State University Notes, Series of 1996,                         MIG-1        3,252,189
                  4.250%, 4/04/97

  4,000,000     City of Philadelphia, Pennsylvania, General Obligation Bonds,                   VMIG-1        4,000,000
                  Series 1990B, Commercial Paper, 3.550%, 4/10/97

  3,000,000     City of Philadelphia, Pennsylvania, Gas Works Revenue Notes,                      A-1+        3,000,000
                  Commercial Paper, Series B, 3.500%, 3/27/97
-----------------------------------------------------------------------------------------------------------------------
                Tennessee -- 4.4%

  6,800,000     The Public Building Authority of the City of Clarksville, Adjustable Rate         A-1+        6,800,000
                  Pooled Financing Revenue Bonds, Series 1994 (Tennessee Municipal
                  Bond Fund), Variable Rate Demand Bonds, 3.300%, 6/01/24+

  3,500,000     The Industrial Development Board of the County of Jackson, Variable                N/R        3,500,000
                  Rate Industrial Development Demand Revenue Bonds (Esselte Project),
                  Series 1985B, Variable Rate Demand Bonds, 3.550%, 8/01/15+

  3,000,000     The Public Building Authority of the County of Montgomery, Adjustable             A-1+        3,000,000
                  Rate Pooled Financing Revenue Bonds, Series 1985 (Tennessee
                  County Loan Pool), Variable Rate Demand Bonds, 3.300%, 3/01/25+

             =====

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


  Principal                                                                                                   Amortized
     Amount     Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------

                Texas -- 3.0%

$  4,000,000    State of Texas Tax and Revenue Anticipation Notes, Series 1996,                  MIG-1     $  4,023,588
                  4.750%, 8/29/97

   5,000,000    Southwest Higher Education Authority, Southern Methodist University,            VMIG-1        5,000,000
                  Variable Rate Demand Bonds, 3.450%, 7/01/15+
-----------------------------------------------------------------------------------------------------------------------
                Utah -- 1.2%

   3,550,000    West Valley City Industrial Development (Johnson Matthey Project),                 N/R        3,550,000
                  Variable Rate Demand Bonds, 3.550%, 12/01/11+
-----------------------------------------------------------------------------------------------------------------------
                Virginia -- 2.9%

   3,000,000    Industrial Development Authority of Albemarle County, Variable Rate Health         A-1        3,000,000
                  Services Revenue Bonds (The University of Virginia Health Services
                  Foundation), Series 1996, Variable Rate Demand Bonds, 3.350%, 2/01/26+

   2,600,000    The Industrial Development Authority of the City of Norfolk, Floating              N/R        2,600,000
                  Rate Industrial Development Revenue Bonds (Norfolk-Virginia Beach-
                  Portsmouth MSA Limited Partnership Project), Variable Rate Demand
                  Bonds, 5.363%, 11/01/04+

   3,300,000    The Industrial Development Authority of the City of Richmond, Floating             N/R        3,300,000
                  Rate Industrial Development Revenue Bonds (Richmond MSA Limited
                  Partnership Project), Variable Rate Demand Bonds, 5.363%, 11/01/04+
-----------------------------------------------------------------------------------------------------------------------
                Washington -- 3.2%

   5,100,000    Washington Health Care Facilities Authority, Variable Rate Demand                  A-1        5,100,000
                  Revenue Bonds, Series 1984 (Adventist Health System-West/Walla
                  Walla General Hospital), Variable Rate Demand Bonds,
                  3.700%, 9/01/09+

   3,300,000    Washington State Housing Finance Commission, Nonprofit Revenue                   VMIG-1       3,300,000
                  Bonds (Crista Ministries Project), Series 1991A, Variable Rate
                  Demand Bonds, 3.300%, 7/01/11+

   1,400,000    Spokane County, Washington, Road Fund Tax Anticipation Notes,                       N/R       1,400,000
                  Series 1996B, 4.000%, 6/30/97
-----------------------------------------------------------------------------------------------------------------------
$302,172,500    Total Investments -- 99.4%                                                                  302,245,314
============-----------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.6%                                                         1,842,166
                -------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                         $304,087,480
                =======================================================================================================

                * Ratings (not covered by the report of independent public accountants): rating. Using the higher of Standard & Poor's or Moody's

                N/R -- Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

=====
17
                                 See accompanying notes to financial statements.

                Portfolio of Investments
                California -- continued

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
  $2,700,000    California Health Facilities Financing Authority (Sutter/CHS), Series           VMIG-1       $2,702,188
                  1996B, Variable Rate Demand Bonds, 3.350%, 7/01/12+

   2,000,000    California Health Facilities Financing Authority (Sutter/CHS),                  VMIG-1        2,000,000
                  Variable Rate Demand Bonds, 3.350%, 7/01/22+

   7,700,000    California Health Facilities Authority, Variable Rate Hospital Revenue          VMIG-1        7,700,000
                  Bonds, Adjustable Convertible Extendable Securities -- ACES
                  (Saint Francis Memorial Hospital), Series 1993B, Variable Rate
                  Demand Bonds, 3.200%, 11/01/19+

   3,000,000    California School Cash Reserve Program Authority, 1996 Pool Bonds                MIG-1        3,008,262
                  Series A, General Obligation Note, 4.750%, 7/02/97

   3,000,000    State of California 1996-97 Revenue Anticipation Notes,                          MIG-1        3,005,071
                  4.500%, 6/30/97

   2,001,000    State of California Department of Water Resources, Water Revenue                  A-1+        2,001,000
                  Commercial Paper Notes, Series 1, 3.350%, 5/23/97

   7,100,000    Certificates of Participation, California Statewide Communities                 VMIG-1        7,100,000
                  Development Authority, Northern California Retired Officers
                  Community, Variable Rate Demand Bonds, 3.350%, 6/01/26+

   4,430,000    Tri-Modal Variable Rate Revenue Refunding Certificates of                         A-1+        4,430,000
                  Participation (House Ear Institute), 1993 Series A, Variable Rate
                  Demand Bonds, 3.350%, 12/01/18+

   9,200,000    California Statewide Communities Development Authority,                         VMIG-1        9,200,000
                  Certificates of Participation, St. Joseph Health System Obligated
                  Group, Variable Rate Demand Bonds, 3.350%, 7/01/24+

   3,080,000    Chico Multifamily Housing (Sycamore Glen Project), Variable Rate                   N/R        3,080,000
                  Refunding Bonds, Series 1995, Variable Rate Demand Bonds,
                  3.590%, 4/07/14+

   4,500,000    Contra Costa Multifamily Mortgage Revenue Refunding (Delta Square               VMIG-1        4,500,000
                  Project), Series 1990A, Variable Rate Demand Bonds, 3.300%, 8/01/07+

   3,700,000    Fremont Multifamily Housing (Mission Wells Project), Series 1985E,                 A-1        3,700,000
                  Variable Rate Demand Bonds, 3.350%, 9/01/07+

   2,000,000    Grand Terrace Redevelopment Agency, Multifamily Housing                            A-1        2,000,000
                  (Mount Vernon Villas Project), Variable Rate Demand Bonds,
                  3.350%, 12/01/11+

   3,000,000    Hayward Housing Authority, Multifamily Mortgage Revenue                            A-1        3,000,000
                  Refunding Bonds,Series 1993A (Huntwood Terrace), Variable
                  Rate Demand Bonds, 3.400%, 3/01/27+

   3,860,000    Hillsborough Certificates of Participation, Water and Sewer System                 A-1        3,860,000
                  Project, Series 1995A, Variable Rate Demand Bonds, 3.700%, 6/01/15+


                18






                                                                                    Nuveen Municipal Money Market Funds
                                                                                        February 28, 1997 Annual Report

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
  $6,400,000    Irvine Ranch Water District, Consolidated                                         A-1+       $6,400,000
                  Bonds, Series 1985-B, 1986 Capital Improvement
                  Project, Variable Rate Demand Bonds,
                  3.250%, 10/01/09+

   3,100,000    Irvine Ranch Water District, Variable                                           VMIG-1        3,100,000
                  Rate Demand Bonds, 3.250%, 6/01/15+

   4,300,000    Irvine Ranch Water District, Variable                                           VMIG-1        4,300,000
                  Rate Demand Consolidated Refunding Bonds,
                  Series A, Variable Rate Demand Bonds,
                  3.250%, 5/01/09+

   9,000,000    Kern Community College District, Certificates                                      A-2        9,000,000
                  of Participation, Series 1995, Variable Rate
                  Demand Bonds, 3.950%, 1/01/25+

   4,855,000    City of Los Angeles (Studio Colony Project),                                    VMIG-1        4,855,000
                  Multifamily Housing Revenue Bonds, Variable
                  Rate Demand Bonds, 3.350%, 5/01/07+

   2,400,000    Los Angeles County, Tax and Revenue Anticipation                                 MIG-1        2,407,859
                  Notes, 1996-1997 Series A, 4.500%, 6/30/97

   2,500,000    The City of Los Angeles, Wastewater System,                                     VMIG-1        2,500,000
                  Commercial Paper Revenue Notes, 3.400%,
                  5/15/97

   8,400,000    Monterey County Financing Authority, Revenue                                    VMIG-1        8,400,000
                  Bonds (Reclamation and Distribution Project),
                  Series 1995A, Variable Rate Demand Bonds,
                  3.400%, 9/01/36+

   7,100,000    Oakland, California Certificates of Participation,                                 N/R        7,100,000
                  Project, Variable Rate Demand Capital Improvement
                  Bonds, 3.650%, 12/01/15+

   7,900,000    Orange County Apartment Development (Monarch Bay                                   A-1        7,900,000
                  Apartments Project), Variable Rate Demand Bonds,
                  3.300%, 10/01/07+

   3,800,000    Orange County (Robinson Ranch Apartments Project),                              VMIG-1        3,800,000
                  Variable Rate Demand Revenue Bonds, 3.450%,
                  11/01/08+

   1,500,000    Orange County Irvine Coast Assessment District                                  VMIG-1        1,500,000
                  #88-1, Variable Rate Demand Bonds, 3.400%,
                  9/02/18+

   4,200,000    Orange County Sanitation District, Certificates                                 VMIG-1        4,200,000
                  of Participation, Variable Rate Demand Bonds,
                  3.400%, 8/01/17+

   2,000,000    Orange County Water District, Variable Rate                                       A-1+        2,000,000
                  Rate Demand Bonds, 3.250%, 8/15/15+

   4,200,000    San Diego County Rincon Del Diablo Municipal Water                              VMIG-1        4,200,000
                  District, Rincon Public Facilities Corporation,
                  Commercial Paper, 3.850%, 5/01/97

   8,000,000    Sacramento Municipal Utility District, Series I,                                  A-1+        8,000,000
                  Commercial Paper Notes, 3.350%, 6/20/97

   1,200,000    San Bernardino Multifamily Housing (Castle Park                                 VMIG-1        1,200,000
                  Apartments), Variable Rate Demand Bonds, 3.550%,
                  11/01/05+


                19

                Portfolio of Investments
                California -- continued

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
$  2,500,000    San Bernardino County, 1996-1997 Tax and Revenue Anticipation                    MIG-1     $  2,504,986
                  Notes, 4.500%, 6/30/97

   2,000,000    San Bernardino County (1996 County Center Refinancing Project),                 VMIG-1        2,000,000
                  Certificates of Participation, Variable Rate Demand Bonds,
                  3.250%, 7/01/15+

   3,000,000    San Diego Housing Authority, Multifamily Housing Revenue Refunding                A-1+        3,000,000
                  Bonds, Series 1993-A, (Carmel Del Mar Apartments), Variable Rate
                  Demand Bonds, 3.200%, 12/01/15+

   3,000,000    San Diego County Teeter Obligation, Tax-Exempt Commercial Paper,                   A-1        3,000,000
                  3.350%, 5/22/97

   7,000,000    San Dimas Industrial Development Bonds (Bausch & Lomb                              N/R        7,000,000
                  Incorporated), Variable Rate Demand Bonds, 3.650%, 12/01/15+

   5,900,000    Santa Paula Public Financing Authority, Lease Revenue Bonds, Series                A-1        5,900,000
                  1996 Water System Acquisition Project, Variable Rate Demand
                  Bonds, 3.500%, 2/01/26+

   5,000,000    Southern California Public Power Authority, Transmission Project,               VMIG-1        5,000,000
                  Variable Rate Demand Bonds, 3.200%, 7/01/19+

   8,000,000    Torrance Hospital Revenue (Little Company of Mary Hospital --                      A-1        8,000,000
                  Torrance Memorial Hospital), Variable Rate Demand Bonds,
                  3.250%, 2/01/22+

     900,000    Turlock Irrigation District (Transmission Projects), 1996 Series A,             VMIG-1          900,000
                  Certificates of Participation, Variable Rate Demand Bonds,
                  3.150%, 1/01/26+

   2,640,000    Vista Multifamily Housing (Shadowridge Apartments), Variable Rate                 A-1+        2,640,000
                  Demand Bonds, 3.350%, 5/01/05+

   3,000,000    Washington Township Hospital District, 1984 Issue A, Variable Rate              VMIG-1        3,000,000
                  Demand Bonds, 3.350%, 1/01/16+
-----------------------------------------------------------------------------------------------------------------------
$185,066,000    Total Investments -- 99.7%                                                                  185,094,366
============-----------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.3%                                                           544,238
                -------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                         $185,638,604
                =======================================================================================================


                * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                N/R -- Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.
                20


                                                                                    Nuveen Municipal Money Market Funds
                                                                                        February 28, 1997 Annual Report
                Portfolio of Investments
                Massachusetts

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
  $1,000,000    Brookline General Obligation Bonds, Unlimited Tax -- Note,                         Aaa       $1,000,568
                  3.750%, 6/04/97

   2,000,000    Framingham General Obligation Bonds, Unlimited Tax -- Note,                        N/R        2,000,902
                  4.250%, 3/28/97

   1,500,000    Ipswich, Massachusetts Bond Anticipation Notes, General Obligation                 N/R        1,504,722
                  Unlimited Tax -- Note, 4.000%, 2/05/98

   2,000,000    Massachusetts Bay Transportation Authority, Series C, Commercial                  A-1+        2,000,000
                  Paper, 3.500%, 5/29/97

     500,000    The Commonwealth of Massachusetts, Dedicated Income Tax                         VMIG-1          500,000
                  Bonds, Fiscal Recovery Loan Act of 1990, Series B, Variable Rate
                  Demand Bonds, 3.400%, 12/01/97

   1,300,000    The Commonwealth of Massachusetts, Dedicated Income Tax Bonds,                  VMIG-1        1,300,000
                  Fiscal Recovery Loan Act of 1990, Series E, Variable Rate
                  Demand Bonds, 3.400%, 12/01/97

                Massachusetts Health and Educational Facilities Authority
                (Capital Asset Program), Variable Rate Demand Bonds:
     500,000      3.150%, 7/01/05+                                                              VMIG-1          500,000
   1,900,000      3.450%, 1/01/35+                                                              VMIG-1        1,900,000

   1,900,000    Massachusetts Health and Educational Facilities Authority                       VMIG-1        1,900,000
                  (Harvard University), Variable Rate Demand Bonds,
                  3.200%, 8/01/17+

   1,800,000    Massachusetts Health and Educational Facilities Authority                       VMIG-1        1,800,000
                  (Brigham and Women's Hospital), Variable Rate Demand Bonds,
                  3.200%, 7/01/17+

   1,200,000    Massachusetts Health and Educational Facilities Authority                       VMIG-1        1,200,000
                  (M.I.T. Project), Variable Rate Demand Bonds, 3.100%, 7/01/21+

   1,145,000    Massachusetts Industrial Finance Agency, Adjustable Rate                           N/R        1,145,000
                  Industrial Revenue Bonds (Jencoat/Levy Realty Trust), Variable
                  Rate Demand Bonds, 4.210%, 10/06/99+

     800,000    Massachusetts Industrial Finance Agency (Nova Realty Trust 1994                    P-1          800,000
                  Refunding), Variable Rate Demand Bonds, 3.100%, 12/01/02+

   1,940,000    Massachusetts Health and Educational Facilities Authority                          A-2        1,940,000
                  (Community Health Center Capital Fund), Variable Rate Demand
                  Bonds, 3.300%, 3/01/15+

   2,000,000    Massachusetts Industrial Finance Agency, Pollution Control Revenue                 A-1        2,000,000
                  Refunding (New England Power Company), Commercial Paper,
                  3.450%, 3/05/97

   1,900,000    Massachusetts Port Authority, Multimodal Revenue Refunding Bonds,               VMIG-1        1,900,000
                  Series 1995A, Variable Rate Demand Bonds, 3.350%, 7/01/15+


                21


               Portfolio of Investments
               Massachusetts -- continued

  Principal                                                                                        Amortized
     Amount    Description                                                           Ratings*           Cost
------------------------------------------------------------------------------------------------------------
$ 1,575,000    Massachusetts Industrial Finance Agency, Chestnut House Apartments         A-1    $ 1,575,000
                 (FHA Insurance), Variable Rate Demand Bonds, 3.150%, 8/01/26+

  1,900,000    Massachusetts Industrial Finance Agency (Showa Women's Institute        VMIG-1      1,900,000
                 Boston, Inc. 1994 Project), Variable Rate Demand Bonds,
                 3.400%, 3/15/04+

  1,000,000    Massachusetts Industrial Finance Agency (Emerson College Issue),           N/R      1,000,000
                 Series 1995, Variable Rate Demand Bonds, 3.100%, 1/01/15+

  1,900,000    Massachusetts Industrial Finance Agency, Edgewood Retirement            VMIG-1      1,900,000
                 Community Project, Series 1995-C, Variable Rate Demand Bonds,
                 3.350%, 11/15/25+

  1,000,000    Massachusetts Industrial Finance Agency (Lower Mills Associates            N/R      1,000,000
                LP), Series 1995, Variable Rate Demand Bonds, 3.100%, 12/01/20+

  1,800,000    Massachusetts Industrial Finance Agency (Newbury College),                 N/R      1,800,000
                 1996 Series, Variable Rate Demand Bonds, 3.100%, 6/01/21+

  1,800,000    Massachusetts Water Resources Authority, Series 1994,                     A-1+      1,800,000
                 Commercial Paper, 3.350%, 3/06/97

  1,500,000    Medway Massachusetts Bond Anticipation Notes, 4.000%, 6/13/97              N/R      1,501,812

  1,000,000    Natick Bond Anticipation Notes, General Obligation Unlimited Tax           N/R      1,001,436
                 -- Note, 3.750%, 2/27/98

    500,000    New Bedford Industrial Development Revenue Refunding (Cliftex              N/R        500,000
                 Corporation), Series 1989, Variable Rate Demand Bonds,
                 4.210%, 10/01/97

  1,000,000    Peabody Bond Anticipation Notes, General Obligation Unlimited Tax          N/R      1,001,431
                 -- Note, 4.150%, 8/15/97

    900,000    Puerto Rico Industrial Medical Education and Environmental                 A-1        900,000
                 Authority, Ana G. Mendez Educational Foundation (FEAGM Project),
                 Variable Rate Demand Bonds, 3.300%, 12/01/15+
------------------------------------------------------------------------------------------------------------
$39,260,000    Total Investments -- 95.7%                                                         39,270,871
===========-------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 4.3%                                               1,753,607
               ---------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                $41,024,478
               =============================================================================================
               *      Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               N/R -- Investment is not rated.

               +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.



               Portfolio of Investments                                   Nuveen Municipal Money Market Funds
                                                                              February 28, 1997 Annual Report
               New York
 Principal                                                                                          Amortized
    Amount     Description                                                           Ratings*            Cost
-------------------------------------------------------------------------------------------------------------
$1,000,000     Buffalo Revenue Anticipation Notes, 4.250%, 7/15/97                      MIG-1      $1,002,377

 1,000,000     Dutchess County Industrial Development Agency Industrial Development     A-1         1,000,000
                Revenue Bonds (Toys "R" US -- NYTEX Inc. Facility), Series 1984,
                Variable Rate Demand Bonds, 3.425%, 11/01/19+

 1,000,000     Great Neck Union Free School District In The County Of Nassau New York,  MIG-1       1,001,127
                Tax Anticipation Notes For 1996-1997, 4.250%, 6/30/97

   700,000     Guilderland Industrial Development Agency, Industrial Development        P-1           700,000
                Variable Rate Refunding Bonds, Series 1993A (Northeastern Ind. Park),
                Variable Rate Demand Bonds, 3.200%, 12/01/08+

 1,000,000     Nassau County Industrial Development Agency, Manhasset Associates        A-1         1,000,000
                Project, Series 1984, Variable Rate Demand Bonds, 3.250%, 12/01/99+

   300,000     Nassau County Industrial Development Agency, Cold Spring Harbor Series   A-1+          300,000
                1993, Variable Rate Demand Bonds, 3.400%, 7/01/23+

   385,000     New York City Housing Development Corporation (Parkgate Tower),          A-1+          385,000
                Variable Rate Demand Bonds, 3.250%, 12/01/07+

   300,000     New York City Housing Development Corporation (Columbus Gardens          A-1+          300,000
                Project), Variable Rate Demand Bonds, 3.200%, 2/01/07+

 1,000,000     New York City Industrial Development Agency, Refunding Revenue           A-1         1,000,000
                (LaGuardia Associates Project), Variable Rate Demand Bonds,
                3.400%, 12/01/15+

 1,100,000     New York City Trust for Cultural Resources (Guggenheim Foundation),      VMIG-1      1,100,000
                Variable Rate Demand Bonds, 3.300%, 12/01/15+

 1,000,000     New York City General Obligation Fiscal 1996 Series J-2, Commercial      A-1+        1,000,000
                Paper, 3.450%, 7/06/97

 1,000,000     New York City Series J-3, Commercial Paper, 3.550%, 5/30/97              A-1+        1,000,000

 1,000,000     Dormitory Authority of the State of New York (Sloan Kettering Cancer     A-1         1,000,000
                Center), Variable Rate Demand Bonds, 3.250%, 3/03/97

   900,000     New York State Dormitory Authority, Revenue Bonds, Series 1995,          VMIG-1        900,000
                (Beverwyck Inc.), Variable Rate Demand Bonds, 3.400%, 7/01/25+

 1,000,000     New York State Energy Research and Development Authority, Pollution      P-1         1,000,000
                Control Revenue (Central Hudson Gas and Electric Corporation),
                Variable Rate Demand Bonds, 3.200%, 11/01/20+

 2,400,000     New York State Energy Research and Development Authority, Pollution      N/R         2,400,000
                Control (Niagara Mohawk Power Corporation), Variable Rate Demand
                Bonds, 3.700%, 3/01/27+

 1,000,000     New York State Environmental Facilities Corporation (General Electric    A-1+        1,000,000
                Company), Commercial Paper, 3.450%, 6/27/97





                             Portfolio of Investments
                             New York -- continued

             Principal                                                                                                     Amortized
                Amount       Description                                                                     Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
           $ 1,200,000       New York State Housing Finance Agency (Normandie Court), Variable               VMIG-1     $  1,200,000
                               Rate Demand Bonds, 3.200%, 5/15/15+

               900,000       New York State Housing Finance Agency, Demand Revenue Bonds,                    VMIG-1          900,000
                               Series 1984-A (Mt. Sinai School of Medicine), Variable Rate
                               Demand Bonds, 3.300%, 11/01/14+

               765,000       New York State Job Development Authority, Series 1984E, Variable                 MIG-1          765,000
                               Rate Demand Bonds, 3.700%, 3/01/99+

             1,200,000       New York Local Government Assistance Corp., Series 1995E, Variable              VMIG-1        1,200,000
                               Rate Demand Bonds, 3.200%, 4/01/25+

             1,000,000       New York State Medical Care Facilities Finance Agency (Lenox Hill               VMIG-1        1,000,000
                               Hospital), Variable Rate Demand Bonds, 3.250%, 11/01/08+

             1,200,000       New York State Medical Care Facilities Finance Agency (Children's               VMIG-1        1,200,000
                               Hospital of Buffalo), Variable Rate Demand Bonds,
                               3.400%, 11/01/05+

             1,000,000       Sayville UFSD General Obligation Tax Anticipation Notes,                         MIG-1        1,001,704
                               4.500%, 6/26/97

             1,100,000       Village of Southampton, Suffolk County, New York, Anticipation                      N/R       1,103,040
                               Notes, 1997, 4.000%, 2/13/98

               500,000       Syracuse Industrial Development Agency, Multi-Modal                             VMIG-1          500,000
                               Interchangeable Rate, Civic Facility Revenue Bonds, (Syracuse
                               University), Variable Rate Demand Bonds, 3.300%, 3/01/23+

               400,000       Triborough Bridge and Tunnel Authority Special Obligation, Variable              MIG-1          400,000
                               Rate Demand Bonds, Series 1994, 3.200%, 1/01/24+

               500,000       Yonkers Industrial Development Agency, Series 1989 Civic Facility               VMIG-1          500,000
                               Revenue Bonds, Variable Rate Demand Bonds, 3.150%, 7/01/19+
------------------------------------------------------------------------------------------------------------------------------------
           $25,850,000      Total Investments -- 97.4%                                                                   25,858,248
=======================-------------------------------------------------------------------------------------------------------------
                            Other Assets Less Liabilities -- 2.6%                                                          688,053
                            --------------------------------------------------------------------------------------------------------
                            Net Assets -- 100%                                                                         $26,546,301
                            ========================================================================================================

                            *    Ratings (not covered by the report of
                                 independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                            N/R--Investment is not rated.

                            + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
                                 This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


                                                                Reserves              CA              MA             NY
-----------------------------------------------------------------------------------------------------------------------

Assets
Investments in short-term municipal securities,
at amortized cost (note 1)                                  $302,245,314    $185,094,366     $39,270,871    $25,858,248
Cash                                                             961,970         222,102         623,305        456,427
Receivables:
  Interest                                                     1,796,319         821,593         227,624        122,943
  Investments sold                                                    --               -       1,060,000        220,000
Other assets                                                      18,613          14,186          15,483          7,845
-----------------------------------------------------------------------------------------------------------------------
    Total assets                                             305,022,216     186,152,247      41,197,283     26,665,463
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
  Management fees (note 4)                                       114,301          54,527          12,387          8,154
  Other                                                          177,952          67,513          72,516         50,699
Dividends payable                                                642,483         391,603          87,902         60,309
-----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                            934,736         513,643         172,805        119,162
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 3)        $304,087,480    $185,638,604     $41,024,478    $26,546,301
=======================================================================================================================
Shares outstanding:
  Service Plan series                                                 --      95,306,430       9,964,264        414,071
  Distribution Plan series                                            --      57,489,607      27,082,874     26,115,563
  Institutional series                                                --      32,842,567       3,977,340         16,667
-----------------------------------------------------------------------------------------------------------------------
Total shares outstanding                                     304,087,480     185,638,604      41,024,478     26,546,301
=======================================================================================================================
Net asset value, offering and redemption price per share
  (net assets divided by shares outstanding)                       $1.00           $1.00           $1.00          $1.00
=======================================================================================================================



                                                                        See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997



                                                                        Reserves
--------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                 $11,181,059
--------------------------------------------------------------------------------
Expenses
  Management fees (note 4)                                            1,543,853
  12b-1 expense (note 4)                                                141,601
  Shareholders' servicing agent fees and expenses                       459,638
  Custodian's fees and expenses                                          95,010
  Directors' fees and expenses (note 4)                                   5,661
  Professional fees                                                      56,561
  Shareholders' reports -- printing and mailing expenses                112,921
  Federal and state registration fees                                    40,661
  Other expenses                                                         25,832
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                           2,481,738
  Expense reimbursement from investment adviser (note 4)               (165,912)
--------------------------------------------------------------------------------
Net expenses                                                          2,315,826
--------------------------------------------------------------------------------
Net investment income                                                 8,865,233
Net gain (loss) from investment transactions (notes 1 and 2)                  -
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 8,865,233
================================================================================



                                 See accompanying notes to financial statements.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report

                                                                                    California Money Market
                                                                  ------------------------------------------------------------
                                                                                  Distribution
                                                                  Service Plan            Plan     Institutional
                                                                        series          series            series         Total
------------------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                 $2,449,983      $2,251,066        $1,698,717    $6,399,766
------------------------------------------------------------------------------------------------------------------------------

Expenses
  Management fees (note 4)                                             281,392         258,625           195,771       735,788
  12b-1 expense (note 4)                                                86,592          61,766                --       148,358
  Shareholders' servicing agent fees and expenses                        4,862          32,159               229        37,250
  Custodian's fees and expenses                                         23,466          22,054            16,175        61,695
  Directors' fees and expenses (note 4)                                  2,114           1,328               506         3,948
  Professional fees                                                      3,038           2,724             1,469         7,231
  Shareholders' reports -- printing and mailing expenses                 6,940          11,197             3,251        21,388
  Federal and state registration fees                                    2,366           3,230             4,274         9,870
  Other expenses                                                         4,218           4,674             3,328        12,220
------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                            414,988         397,757           225,003     1,037,748
  Expense reimbursement from investment adviser (note 4)               (28,060)        (42,073)               --       (70,133)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           386,928         355,684           225,003       967,615
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                2,063,055       1,895,382         1,473,714     5,432,151
Net gain (loss) from investment transactions (notes 1 and 2)                --              --                --            --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $2,063,055      $1,895,382        $1,473,714    $5,432,151
==============================================================================================================================









                                 See accompanying notes to financial statements.

Statement of Operations -- continued
Year ended February 28, 1997

                                                                                     Massachusetts Money Market
                                                                     ----------------------------------------------------------
                                                                     Service Plan Distribution Plan Institutional
                                                                           series            series        series         Total
-------------------------------------------------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                    $  990,723        $  913,895    $  151,058    $2,055,676
-------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fees (note 4)                                                117,258           107,737        17,805       242,800
  12b-1 expense (note 4)                                                   36,759            25,412             -        62,171
  Shareholders' servicing agent fees and expenses                           1,287            34,571           774        36,632
  Custodian's fees and expenses                                            29,751            28,528         4,729        63,008
  Directors' fees and expenses (note 4)                                     1,507             1,621           276         3,404
  Professional fees                                                         8,722             9,968         1,690        20,380
  Shareholders' reports -- printing and mailing expenses                   16,218            31,343           156        47,717
  Federal and state registration fees                                       2,273               978         1,125         4,376
  Other expenses                                                            2,614             2,485           415         5,514
-------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                               216,389           242,643        26,970       486,002
  Expense reimbursement from investment adviser (note 4)                  (55,049)          (94,603)       (2,481)     (152,133)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              161,340           148,040        24,489       333,869
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     829,383           765,855       126,569     1,721,807
Net gain (loss) from investment transactions (notes 1 and 2)                 (134)             (365)          (53)         (552)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $  829,249        $  765,490    $  126,516    $1,721,255
===============================================================================================================================
                                                                                     See accompanying notes to financial statements.

           ====
           28

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report

                                                                                        New York Money Market
                                                                 -----------------------------------------------------------------
                                                                 Service Plan    Distribution Plan   Institutional
                                                                       series               series          series           Total
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                   $14,354            $ 975,592            $574       $ 990,520
----------------------------------------------------------------------------------------------------------------------------------

Expenses
   Management fees (note 4)                                             1,671              113,406              66         115,143
   12b-1 expense                                                          133               11,444               -          11,577
   Shareholders' servicing agent fees and expenses                      1,318               32,710              25          34,053
   Custodian's fees and expenses                                          653               44,475              26          45,154
   Directors' fees and expenses (note 4)                                   20                1,372               -           1,392
   Professional fees                                                      248               17,143              11          17,402
   Shareholders' reports -- printing and mailing expenses               1,014               35,929              53          36,996
   Federal and state registration fees                                    182                  649               3             834
   Other expenses                                                          44                2,929               2           2,975
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                             5,283              260,057             186         265,526
   Expense reimbursement from investment adviser (note 4)              (2,985)            (104,103)            (95)       (107,183)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            2,298              155,954              91         158,343
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  12,056              819,638             483         832,177
Net gain (loss) from investment transactions (notes 1 and 2)                -                    -               -               -
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $12,056            $ 819,638            $483       $ 832,177
==================================================================================================================================

    ====
    29                           See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                           Reserves
                                                                 ------------------------------
                                                                     Year ended     Year ended
                                                                        2/28/97        2/29/96
-----------------------------------------------------------------------------------------------
Operations
Net investment income                                            $   8,865,233   $  10,864,878
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                           --              --
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                           8,865,233      10,864,878
-----------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                              (8,865,233)    (10,864,878)
-----------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                   423,698,103     808,776,352
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               8,439,437      10,240,006
-----------------------------------------------------------------------------------------------
                                                                   432,137,540     819,016,358
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (467,712,524)   (830,960,291)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions      (35,574,984)    (11,943,933)
Net assets at the beginning of year                                339,662,464     351,606,397
-----------------------------------------------------------------------------------------------
Net assets at the end of year                                    $ 304,087,480   $ 339,662,464
===============================================================================================


                                 See accompanying notes to financial statements.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


                                                                                      California Money Market
                                                                 ------------------------------------------------------------------
                                                                                         Year ended 2/28/97
                                                                 ------------------------------------------------------------------
                                                                  Service Plan    Distribution Plan   Institutional
                                                                        series               series          series           Total
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $   2,063,055        $   1,895,382   $   1,473,714   $   5,432,151
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                            -                    -               -               -
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           2,063,055            1,895,382       1,473,714       5,432,151
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                              (2,063,055)          (1,895,382)     (1,473,714)     (5,432,151)
-----------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)

Net proceeds from sale of shares                                   138,494,313           60,809,468     209,608,538     408,912,319
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               1,919,782            1,593,201          47,282       3,560,265
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   140,414,095           62,402,669     209,655,820     412,472,584
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (115,829,598)         (77,933,155)   (211,205,458)   (404,968,211)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions       24,584,497          (15,530,486)     (1,549,638)      7,504,373
Net assets at the beginning of year                                 70,721,933           73,020,093      34,392,205     178,134,231
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $  95,306,430        $  57,489,607   $  32,842,567   $ 185,638,604
===================================================================================================================================


                                                                                      California Money Market
                                                                 ------------------------------------------------------------------
                                                                                         Year ended 2/29/96
                                                                 ------------------------------------------------------------------
                                                                  Service Plan    Distribution Plan   Institutional
                                                                        series               series          series           Total
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $   1,933,448        $   2,282,992   $   1,255,971   $   5,472,411
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                            -                    -               -               -
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           1,933,448            2,282,992       1,255,971       5,472,411
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                              (1,933,448)          (2,282,992)     (1,255,971)     (5,472,411)
-----------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of share                                    137,297,132          130,907,267     212,399,556     480,603,955
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               1,633,671            1,762,239           3,093       3,399,003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   138,930,803          132,669,506     212,402,649     484,002,958
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (109,980,788)        (126,806,592)   (228,782,833)   (465,570,213)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions       28,950,015            5,862,914     (16,380,184)     18,432,745
Net assets at the beginning of year                                 41,771,918           67,157,179      50,772,389     159,701,486
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $  70,721,933        $  73,020,093   $  34,392,205   $ 178,134,231
===================================================================================================================================


                                 See accompanying notes to financial statements.




                                                                                    Massachusetts Money Market
                                                                  ---------------------------------------------------------------
                                                                                        Year ended 2/28/97
                                                                  ---------------------------------------------------------------
                                                                  Service Plan   Distribution Plan  Institutional
                                                                        series              series         series           Total
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                             $    829,383        $    765,855   $    126,569   $   1,721,807
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                         (134)               (365)           (53)           (552)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             829,249             765,490        126,516       1,721,255
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                (829,249)           (765,490)      (126,516)     (1,721,255)
---------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                    44,456,256          21,736,601     12,606,653      78,799,510
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                 897,029             748,887         37,305       1,683,221
---------------------------------------------------------------------------------------------------------------------------------
                                                                    45,353,285          22,485,488     12,643,958      80,482,731
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (73,639,600)        (21,681,856)   (12,216,797)   (107,538,253)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions      (28,286,315)            803,632        427,161     (27,055,522)
Net assets at the beginning of year                                 38,250,579          26,279,242      3,550,179      68,080,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                     $  9,964,264        $ 27,082,874   $  3,977,340   $  41,024,478
=================================================================================================================================


                                                                                    Massachusetts Money Market
                                                                  ---------------------------------------------------------------
                                                                                        Year ended 2/29/96
                                                                  ---------------------------------------------------------------
                                                                  Service Plan   Distribution Plan  Institutional
                                                                        series              series         series           Total
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                             $    970,086        $    770,798   $    106,132   $   1,847,016
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                            -                   -              -               -
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             970,086             770,798        106,132       1,847,016
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                (970,086)           (770,798)      (106,132)     (1,847,016)
---------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                    77,847,781          24,524,563     16,474,350     118,846,694
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                 960,638             758,160         46,176       1,764,974
---------------------------------------------------------------------------------------------------------------------------------
                                                                    78,808,419          25,282,723     16,520,526     120,611,668
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (68,289,392)        (23,240,661)   (14,005,907)   (105,535,960)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions       10,519,027           2,042,062      2,514,619      15,075,708
Net assets at the beginning of year                                 27,731,552          24,237,180      1,035,560      53,004,292
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                     $ 38,250,579        $ 26,279,242   $  3,550,179   $  68,080,000
=================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                              Nuveen Municipal Money Market Funds
                                                                                                  February 28, 1997 Annual Report

                                                                                       New York Money Market
                                                                  ---------------------------------------------------------------
                                                                                        Year ended 2/28/97
                                                                  ---------------------------------------------------------------
                                                                  Service Plan   Distribution Plan   Institutional
                                                                        series              series          series          Total
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  12,056        $    819,638         $   483   $    832,177
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                            -                   -               -              -
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              12,056             819,638             483        832,177
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                 (12,056)           (819,638)           (483)      (832,177)
---------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                        57,000          12,254,309               -     12,311,309
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                  11,184             794,185               -        805,369
---------------------------------------------------------------------------------------------------------------------------------
                                                                        68,184          13,048,494               -     13,116,678
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (208,572)        (18,564,379)              -    (18,772,951)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions         (140,388)         (5,515,885)              -     (5,656,273)
Net assets at the beginning of year                                    554,459          31,631,448          16,667     32,202,574
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $ 414,071        $ 26,115,563         $16,667   $ 26,546,301
=================================================================================================================================

                                                                                       New York Money Market
                                                                  ---------------------------------------------------------------
                                                                                        Year ended 2/29/96
                                                                  ---------------------------------------------------------------
                                                                  Service Plan   Distribution Plan   Institutional
                                                                        series              series          series          Total
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  16,065        $    968,690         $   533   $    985,288
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                            -                   -               -              -
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              16,065             968,690             533        985,288
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                 (16,065)           (968,690)           (533)      (985,288)
---------------------------------------------------------------------------------------------------------------------------------
Common Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                       364,272          36,230,907               -     36,595,179
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                  13,053             942,307               -        955,360
---------------------------------------------------------------------------------------------------------------------------------
                                                                       377,125          37,173,214               -     37,550,539
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (462,939)        (35,339,438)              -    (35,802,377)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions          (85,614)          1,833,776               -      1,748,162
Net assets at the beginning of year                                    640,073          29,797,672          16,667     30,454,412
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $ 554,459        $ 31,631,448         $16,667   $ 32,202,574
=================================================================================================================================


See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
At February 28, 1997, the money market Funds (the "Funds") covered in this report are Nuveen Tax-Free Reserves, Inc., a nationally diversified Fund, Nuveen California Tax-Free Fund, Inc. (comprising the Nuveen California Tax-Free Money Market Fund) and Nuveen Tax-Free Money Market Fund, Inc. (comprising the Nuveen Massachusetts and New York Tax-Free Money Market Funds).

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. Each Fund invests in tax-exempt money market instruments. Shares of the state Funds are issued in three series:
(1) the "Service Plan" series intended for purchase by or through banks and other organizations who have agreed to perform certain services for their customers who are shareholders of this series of the Fund, (2) the "Distribution Plan" series intended for purchase by or through securities dealers who have agreed to perform distribution and administrative services for their customers who are shareholders of this series of the Fund and (3) the "Institutional" series intended for purchase by trustees, bank trust departments and investment bankers or advisers.

Each Fund issues its own shares at net asset value, which the Fund will seek to maintain at $1.00 per share, without a sales charge.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Investments in each of the Funds consist of short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are traded and valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1997, the dollar-weighted average life was 33 days for Reserves, 22 days for California Money Market, 48 days for Massachusetts Money Market and 47 days for New York Money Market).

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1997, there were no such purchase commitments in any of the Funds.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


Dividends and Distributions to Shareholders
Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes for the California, Massachusetts and New York Money Market Funds, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

Insurance Commitments
The Funds have obtained commitments (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Funds for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if a Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or the value of the Funds' shares, the Funds believe that their ability to obtain insurance for such bonds under such adverse circumstances will enable the Funds to hold or dispose of such bonds at a price at or near their par value.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Securities Transactions
Purchases and sales (including maturities) of investment securities during the fiscal year ended February 28, 1997, were as follows:


                            Reserves            CA            MA           NY
-----------------------------------------------------------------------------
Purchases               $871,686,296  $403,699,606  $148,958,093  $41,915,309
Sales and Maturities     904,765,000   395,942,000   179,764,679   47,958,387
-----------------------------------------------------------------------------

At February 28, 1997, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for all Funds.

3. Composition of Net Assets
At February 28, 1997, the Funds had common stock authorized at $.01 par value per share. The composition of net assets as well as the number of authorized shares were as follows:

                                      Reserves                  CA                  MA                  NY
----------------------------------------------------------------------------------------------------------
Capital paid in:
  Service Plan series           $            -      $   95,306,430      $    9,964,264      $      414,071
  Distribution Plan series                   -          57,489,607          27,082,874          26,115,563
  Institutional series                       -             842,567           3,977,340              16,667
----------------------------------------------------------------------------------------------------------
Net assets                      $  304,087,480      $  185,638,604      $   41,024,478      $   26,546,301
----------------------------------------------------------------------------------------------------------
Authorized shares                2,000,000,000       2,350,000,000       2,500,000,000       2,500,000,000
----------------------------------------------------------------------------------------------------------

4. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of the John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                         Management fees
                                               ------------------------------------
Average daily net asset value                   Reserves                 CA, MA, NY
-----------------------------------------------------------------------------------
For the first $500 million                     .500 of 1%                .400 of 1%
For the next $500 million                      .475 of 1                 .375 of 1
For net assets over $1 billion                 .450 of 1                 .350 of 1
-----------------------------------------------------------------------------------

Also, pursuant to a distribution agreement with the Funds, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of the John Nuveen Company, pays sales and promotion expenses in connection with the offering of Fund shares. The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 and a Service Plan pursuant to which the Distribution Plan series and the Service Plan series and the Distributor pay, in equal amounts, fees to securities dealers and service organizations for services rendered in the distribution of shares of the Funds or the servicing of shareholder accounts. For Reserves, total service payments to such securities dealers and organizations on an

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report



annualized basis range from .1 of 1% to .2 of 1% of the average daily net asset value of serviced accounts up to $10 million and .3 of 1% for such assets over $10 million. For the California, Massachusetts and New York Money Market Funds, total service payments to such securities dealers and organizations are .25 of 1% per year of the average daily net asset value of serviced accounts.

The management fee is reduced by, or the Adviser assumes certain expenses of each Fund, in an amount necessary to prevent the total expenses of each Fund (including the management fee and each Fund's share of service payments under the Distribution and Service Plans, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value of Reserves, and .55 of 1% of the average daily net asset value of the California, Massachusetts and New York Money Market Funds.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Funds pay no compensation directly to their Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

5. Investment Composition
Each Fund invests in municipal securities which include general obligation and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                    Reserves    CA    MA    NY
-------------------------------------------------------------------------------
Revenue Bonds:
  Pollution Control Facilities                            30%    4%   11%   33%
  Health Care Facilities                                  25    24    19    16
  Educational Facilities                                   4     -    23     7
  Housing Facilities                                       5    21     7     7
  Water/Sewer Facilities                                   2    18     5     -
  Lease Rental Facilities                                  -    10     -     -
  Electric Utilities                                       4     7     -     -
  Transportation                                           2     -     5     -
  Other                                                   12     1     -    10
General Obligation Bonds                                  13    15    30    27
Escrowed Bonds                                             3     -     -     -
-------------------------------------------------------------------------------
                                                         100%  100%  100%  100%
-------------------------------------------------------------------------------

In addition, certain temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third-party domestic or foreign banks or other institutions (94% for Reserves, 97% for California Money Market, 80% for Massachusetts Money Market and 84% for New York Money Market) (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

             Financial Highlights


             Selected data for a share outstanding throughout each period is as follows.

                                                Income from
                                           Investment Operations              Less Distributions
                                         -------------------------         -------------------------


                                                               Net
                                    Net               realized and          Dividends                           Net         Total
                                  asset                 unrealized          from tax-                         asset        return
                                  value         Net    gain (loss)         exempt net  Distributions          value        on net
                              beginning  investment           from         investment   from capital         end of         asset
RESERVES                      of period     income*    investments             income          gains         period         value
----------------------------------------------------------------------------------------------------------------------------------

Year ended,
  2/28/97                        $1.000       $.029         $    -            $(.029)         $    -         $1.000          2.87%
  2/29/96                         1.000        .032              -             (.032)              -          1.000          3.23
  2/28/95                         1.000        .025              -             (.025)              -          1.000          2.46
  2/28/94                         1.000        .018              -             (.018)              -          1.000          1.84
  2/28/93                         1.000        .023              -             (.023)              -          1.000          2.34
5 months ended 2/29/92            1.000        .015              -             (.015)              -          1.000          1.45

Year ended,
  9/30/91                         1.000        .046              -             (.046)              -          1.000          4.57
  9/30/90                         1.000        .055              -             (.055)              -          1.000          5.45
  9/30/89                         1.000        .057              -             (.057)              -          1.000          5.70
  9/30/88                         1.000        .045              -             (.045)              -          1.000          4.52
----------------------------------------------------------------------------------------------------------------------------------

          * Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser, if applicable (see note 4 of the Notes to Financial Statements).

          ** Effective for the fiscal year ended June 30, 1991, and thereafter, the Fund has presented the per share data by series.

          *** Effective for the fiscal year ended April 30, 1991, and thereafter, the Fund has presented the per share data by series.

          +    Annualized.

          ++ Represents combined per share data and ratios for the Service Plan, Distribution Plan and Institutional series.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report

                      Ratios/Supplemental Data
--------------------------------------------------------------------

                                    Ratio                      Ratio
                                   of net                     of net
                    Ratio of   investment      Ratio of   investment
                    expenses    income to      expenses    income to
                  to average      average    to average      average
                  net assets   net assets    net assets   net assets
    Net assets        before       before         after        after
 end of period    reimburse-   reimburse-    reimburse-   reimburse-
(in thousands)          ment         ment         ment*        ment*
--------------------------------------------------------------------

      $304,087           .80%        2.82%         .75%        2.87%
       339,662           .79         3.18          .75         3.22
       351,606           .78         2.40          .75         2.43
       404,201           .80         1.78          .75         1.83
       450,746           .74         2.35          .74         2.35
       477,127           .75+        3.48+         .75+        3.48+
       451,808           .72         4.56          .72         4.56
       430,206           .73         5.45          .73         5.45
       390,258           .72         5.69          .72         5.69
       409,653           .73         4.52          .73         4.52
--------------------------------------------------------------------



                                               Income from
                                           Investment Operations          Less Distributions
                                         -------------------------    ---------------------------
                                                               Net
                                    Net               realized and     Dividends                        Net     Total
                                  asset                 unrealized          from                      asset    return
                                  value         Net    gain (loss)    tax-exempt    Distributions     value    on net
                              beginning  investment           from    investment     from capital    end of     asset
CALIFORNIA**                  of period     income*    investments        income            gains    period     value
---------------------------------------------------------------------------------------------------------------------

Year ended 2/28/97
  Service Plan series            $1.000       $.029    $         -       $(.029)    $           -    $1.000      2.94%
  Distribution Plan series        1.000        .029              -        (.029)                -     1.000      2.94
  Institutional series            1.000        .030              -        (.030)                -     1.000      3.02
Year ended 2/29/96
  Service Plan series             1.000        .033              -        (.033)                -     1.000      3.32
  Distribution Plan series        1.000        .033              -        (.033)                -     1.000      3.31
  Institutional series            1.000        .034              -        (.034)                -     1.000      3.40
Year ended 2/28/95
  Service Plan series             1.000        .026              -        (.026)                -     1.000      2.59
  Distribution Plan series        1.000        .026              -        (.026)                -     1.000      2.60
  Institutional series            1.000        .027              -        (.027)                -     1.000      2.69
Year ended 2/28/94
  Service Plan series             1.000        .019              -        (.019)                -     1.000      1.94
  Distribution Plan series        1.000        .019              -        (.019)                -     1.000      1.92
  Institutional series            1.000        .021              -        (.021)                -     1.000      2.07
Year ended 2/28/93
  Service Plan series             1.000        .023              -        (.023)                -     1.000      2.28
  Distribution Plan series        1.000        .023              -        (.023)                -     1.000      2.29
  Institutional series            1.000        .024              -        (.024)                -     1.000      2.36
8 months ended 2/29/92
  Service Plan series             1.000        .024              -        (.024)                -     1.000      2.39
  Distribution Plan series        1.000        .024              -        (.024)                -     1.000      2.39
  Institutional series            1.000        .025              -        (.025)                -     1.000      2.45
Year ended 6/30/91
  Service Plan series             1.000        .047              -        (.047)                -     1.000      4.70
  Distribution Plan series        1.000        .047              -        (.047)                -     1.000      4.70
  Institutional series            1.000        .048              -        (.048)                -     1.000      4.80
Year ended,
  6/30/90++                       1.000        .054              -        (.054)                -     1.000      5.37
  6/30/89++                       1.000        .056              -        (.056)                -     1.000      5.62
  6/30/88++                       1.000        .043              -        (.043)                -     1.000      4.28
---------------------------------------------------------------------------------------------------------------------

             See notes on page 40.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report



                     Ratios/Supplemental Data
-------------------------------------------------------------------

                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
    Net assets        before       before        after        after
 end of period    reimburse-   reimburse-   reimburse-   reimburse-
(in thousands)          ment         ment        ment*        ment*
-------------------------------------------------------------------
      $ 95,306          .59%        2.89%         .55%        2.93%
        57,490          .61         2.87          .55         2.93
        32,843          .46         3.01          .46         3.01
        70,722          .56         3.28          .54         3.30
        73,020          .62         3.23          .55         3.30
        34,392          .46         3.39          .46         3.39
        41,772          .59         2.15          .55         2.19
        67,157          .64         2.47          .55         2.56
        50,772          .47         2.74          .47         2.74
       415,238          .53         1.94          .53         1.94
        72,380          .73         1.74          .55         1.92
        32,299          .41         2.06          .41         2.06
       469,812          .57         2.24          .55         2.26
        80,652          .62         2.19          .55         2.26
        24,156          .47         2.33          .47         2.33
       478,886          .56+        3.53+         .55+        3.54+
        91,670          .61+        3.48+         .55+        3.54+
        18,334          .45+        3.64+         .45+        3.64+
       431,590          .57         4.65          .55         4.67
        90,031          .61         4.61          .55         4.67
        22,342          .45         4.77          .45         4.77
       452,465          .59         5.34          .55         5.38
       362,927          .57         5.68          .55         5.70
       207,897          .59         4.27          .55         4.31
-------------------------------------------------------------------


                                                               Income from
                                                           Investment Operations               Less Distributions
                                                      -----------------------------      -----------------------------


                                                                                Net
                                               Net                     realized and       Dividends                          Net
                                             asset                       unrealized            from                        asset
                                             value             Net       gain (loss)     tax-exempt      Distributions     value
                                         beginning      investment             from      investment       from capital     end of
                                         of period          income*     investments          income              gains     period
-----------------------------------------------------------------------------------------------------------------------------------

Year ended 2/28/97
  Service Plan series                      $1.000           $.028            $   -        $(.028)             $   -        $1.000
  Distribution Plan series                  1.000            .028                -         (.028)                 -         1.000
  Institutional series                      1.000            .028                -         (.028)                 -         1.000

Year ended 2/29/96
  Service Plan series                       1.000            .032                -         (.032)                 -         1.000
  Distribution Plan series                  1.000            .032                -         (.032)                 -         1.000
  Institutional series                      1.000            .032                -         (.032)                 -         1.000

Year ended 2/28/95
  Service Plan series                       1.000            .025                -         (.025)                 -         1.000
  Distribution Plan series                  1.000            .025                -         (.025)                 -         1.000
  Institutional series                      1.000            .026                -         (.026)                 -         1.000

Year ended 2/28/94
   Service Plan series                      1.000            .018                -         (.018)                 -         1.000
   Distribution Plan series                 1.000            .017                -         (.017)                 -         1.000
   Institutional series                     1.000            .018                -         (.018)                 -         1.000

Year ended 2/28/93
   Service Plan series                      1.000            .023                -         (.023)                 -         1.000
   Distribution Plan series                 1.000            .023                -         (.023)                 -         1.000
   Institutional series                     1.000            .023                -         (.023)                 -         1.000

Year ended 2/29/92
   Service Plan series                      1.000            .032                -         (.032)                 -         1.000
   Distribution Plan series                 1.000            .032                -         (.032)                 -         1.000
   Institutional series                     1.000            .032                -         (.032)                 -         1.000

Year ended 4/30/91
   Service Plan series                      1.000            .053                -         (.053)                 -         1.000
   Distribution Plan series                 1.000            .053                -         (.053)                 -         1.000
   Institutional series                     1.000            .053                -         (.053)                 -         1.000

Year ended,
   4/30/90++                                1.000            .057                -         (.057)                 -         1.000
   4/30/89++                                1.000            .050                -         (.050)                 -         1.000
   4/30/88++                                1.000            .043                -         (.043)                 -         1.000



                                             Total
                                            return
                                            on net
                                             asset
MASSACHUSETTS****                            value
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 2/28/97
  Service Plan series                        2.84%
  Distribution Plan series                   2.84
  Institutional series                       2.84

Year ended 2/29/96
  Service Plan series                        3.17
  Distribution Plan series                   3.17
  Institutional series                       3.18

Year ended 2/28/95
  Service Plan series                        2.53
  Distribution Plan series                   2.53
  Institutional series                       2.61

Year ended 2/28/94
   Service Plan series                       1.77
   Distribution Plan series                  1.74
   Institutional series                      1.80

Year ended 2/28/93
   Service Plan series                       2.33
   Distribution Plan series                  2.33
   Institutional series                      2.34

Year ended 2/29/92
   Service Plan series                       3.22
   Distribution Plan series                  3.22
   Institutional series                      3.24

Year ended 4/30/91
   Service Plan series                       5.30
   Distribution Plan series                  5.30
   Institutional series                      5.30

Year ended,
   4/30/90++                                 5.70
   4/30/89++                                 5.00
   4/30/88++                                 4.29
------------------------------------------------------------------------------------------------------------------------------------

                       See notes on page 40

                                                                                                 Nuveen Municipal Money Market Funds
                                                                                                     February 28, 1997 Annual Report




                                   Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
                                                  Ratio                                      Ratio
                                                 of net                                     of net
                            Ratio of         investment             Ratio of            investment
                            expenses          income to             expenses             income to
                          to average            average           to average               average
                          net assets         net assets           net assets            net assets
        Net assets            before             before               before                before
     end of period        reimburse-         reimburse-           reimburse-            reimburse-
    (in thousands)              ment               ment                 ment*                 ment*
----------------------------------------------------------------------------------------------------

          $ 9,964               .74%               2.64%                 .55%                 2.83%
           27,083               .90                2.49                  .55                  2.84
            3,977               .61                2.78                  .55                  2.84

           38,251               .63                3.06                  .55                  3.14
           26,279               .84                2.87                  .55                  3.16
            3,550               .57                3.12                  .54                  3.15

           27,732               .61                2.49                  .55                  2.55
           24,237               .82                2.28                  .55                  2.55
            1,036               .47                2.63                  .47                  2.63

           38,576               .55                1.88                  .52                  1.91
           27,773               .76                1.67                  .55                  1.88
            3,406               .49                1.93                  .49                  1.93


           40,214               .73                2.16                  .55                  2.34
           27,993               .82                2.07                  .55                  2.34
            5,325               .58                2.31                  .55                  2.34


           61,476               .62+               3.73+                 .55+                 3.80+
           34,509               .72+               3.63+                 .55+                 3.80+
            8,917               .53                3.82+                 .53+                 3.82+

           37,979               .68                5.12                  .55                  5.25
           33,809               .76                5.04                  .55                  5.25
           14,973               .54                5.26                  .54                  5.26

           53,631               .74                5.48                  .55                  5.67
           31,319               .76                4.97                  .55                  5.18
           35,614               .75                4.03                  .48                  4.30
----------------------------------------------------------------------------------------------------

                                                  Income from
                                             Investment Operations           Less Distributions
                                           --------------------------    ---------------------------
                                                                  Net
                                    Net                  realized and     Dividends                        Net     Total
                                  asset                    unrealized          from                      asset    return
                                  value           Net     gain (loss)    tax-exempt    Distributions     value    on net
                              beginning    investment            from    investment     from capital    end of     asset
NEW YORK***                   of period       income*     investments        income            gains    period     value
-------------------------------------------------------------------------------------------------------------------------
Year ended 2/28/97
  Service Plan series            $1.000         $.029           $   -        $(.029)           $   -    $1.000      2.90%
  Distribution Plan series        1.000          .029               -         (.029)               -     1.000      2.90
  Institutional series            1.000          .029               -         (.029)               -     1.000      2.90

Year ended 2/29/96
  Service Plan series             1.000          .032               -         (.032)               -     1.000      3.20
  Distribution Plan series        1.000          .032               -         (.032)               -     1.000      3.20
  Institutional series            1.000          .032               -         (.032)               -     1.000      3.20

Year ended 2/28/95
  Service Plan series             1.000          .024               -         (.024)               -     1.000      2.36
  Distribution Plan series        1.000          .024               -         (.024)               -     1.000      2.37
  Institutional series            1.000          .023               -         (.023)               -     1.000      2.28

Year ended 2/28/94
  Service Plan series             1.000          .015               -         (.015)               -     1.000      1.51
  Distribution Plan series        1.000          .015               -         (.015)               -     1.000      1.51
  Institutional series            1.000          .015               -         (.015)               -     1.000      1.51

Year ended 2/28/93
  Service Plan series             1.000          .020               -         (.020)               -     1.000      2.02
  Distribution Plan series        1.000          .020               -         (.020)               -     1.000      2.02
  Institutional series            1.000          .020               -         (.020)               -     1.000      2.02

10 months ended 2/29/92
  Service Plan series             1.000          .029               -         (.029)               -     1.000      2.94
  Distribution Plan series        1.000          .029               -         (.029)               -     1.000      2.94
  Institutional series            1.000          .030               -         (.030)               -     1.000      2.97

Year ended 4/30/91
  Service Plan series             1.000          .047               -         (.047)               -     1.000      4.73
  Distribution Plan series        1.000          .047               -         (.047)               -     1.000      4.73
  Institutional series            1.000          .047               -         (.047)               -     1.000      4.73

Year ended,
  4/30/90++                       1.000          .054               -         (.054)               -     1.000      5.36
  4/30/89++                       1.000          .050               -         (.050)               -     1.000      4.95
  4/30/88++                       1.000          .041               -         (.041)               -     1.000      4.10
-------------------------------------------------------------------------------------------------------------------------

See notes on page 40.

                                             Nuveen Municipal Money Market Funds
                                                 February 28, 1997 Annual Report


                                                            Ratios/Supplemental Data
                              -------------------------------------------------------------------------------------
                                                 Ratio of net                       Ratio of net
                                    Ratio of       investment         Ratio of        investment
                                 expenses to        income to      expenses to         income to
                                  Net assets      average net      average net       average net       average net
                               end of period    assets before    assets before      assets after      assets after
NEW YORK***                   (in thousands)    reimbursement    reimbursement    reimbursement*    reimbursement*
-------------------------------------------------------------------------------------------------------------------
Year ended 2/28/97
  Service Plan series                $   414             1.27%            2.17%              .55%             2.89%
  Distribution Plan series            26,116              .92             2.52               .55              2.89
  Institutional series                    17             1.12             2.33               .55              2.90

Year ended 2/29/96
  Service Plan series                    554             1.92             1.82               .55              3.19
  Distribution Plan series            31,631              .94             2.80               .55              3.19
  Institutional series                    17             1.38             2.37               .55              3.20

Year ended 2/28/95
  Service Plan series                    640              .95             1.98               .55              2.38
  Distribution Plan series            29,798              .79             2.14               .55              2.38
  Institutional series                    17             2.14              .79               .55              2.38

Year ended 2/28/94
  Service Plan series                    557             1.49              .69               .55              1.63
  Distribution Plan series            27,886              .78             1.40               .55              1.63
  Institutional series                    17             4.60            (2.42)              .55              1.63

Year ended 2/28/93
  Service Plan series                    529             1.17             1.42               .55              2.04
  Distribution Plan series            34,827              .78             1.81               .55              2.04
  Institutional series                    17            19.33           (16.59)              .55              2.19

10 months ended 2/29/92
  Service Plan series                  1,934              .87+            3.19+              .55+             3.51+
  Distribution Plan series            45,259              .71+            3.35+              .55+             3.51+
  Institutional series                    17            11.89+           (7.83)+             .55+             3.51+

Year ended 4/30/91
  Service Plan series                  1,653              .88             4.39               .55              4.72
  Distribution Plan series            41,446              .69             4.58               .55              4.72
  Institutional series                    17              .62             4.65               .55              4.72

Year ended,
  4/30/90++                           41,602              .71             5.18               .55              5.34
  4/30/89++                           30,262              .86             4.74               .55              5.05
  4/30/88++                           17,016             1.03             3.54               .50              4.07
-------------------------------------------------------------------------------------------------------------------

Report of Independent Public Accountants



To the Board of Directors and Shareholders of Nuveen Tax-Free Reserves, Inc.
Nuveen California Tax-Free Fund, Inc.
Nuveen Tax-Free Money Market Fund, Inc.:

We have audited the accompanying statements of net assets of Nuveen Tax-Free Reserves, Inc. (a Maryland Corporation), Nuveen California Tax-Free Fund, Inc. (comprising the Nuveen California Tax-Free Money Market Fund) (a Maryland Corporation) and Nuveen Tax-Free Money Market Fund, Inc. (comprising the Nuveen Massachusetts and New York Tax-Free Money Market Funds) (a Minnesota Corporation), including the portfolios of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Free Fund, Inc. and Nuveen Tax-Free Money Market Fund, Inc. as of February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997

Nuveen California Tax-Free Money Market Fund
February 28, 1997 Annual Report

                           California
                           Shareholder Meeting Report


                           On February 28, 1997, the Nuveen California Tax-Free Money Market Fund held a Special Meeting of Shareholders. At that meeting, shareholders approved the following matters:

                                           Service   Distribution  Institutional
                                         Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------
Election of the Fund's
Board of Directors
--------------------------------------------------------------------------------
 (A)  Bremner            For            61,177,310     19,108,011     45,291,091
                         Withhold              760        113,460         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (B)  Brown              For            61,177,310     19,108,440     45,291,091
                         Withhold              760        113,031         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (C)  Dean               For            61,177,310     19,108,440     45,291,091
                         Withhold              760        113,031         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (D)  Impellizzeri       For            61,177,310     19,076,491     45,291,091
                         Withhold              760        144,980         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (E)  Rosenheim          For            61,177,310     19,076,919     45,291,091
                         Withhold              760        144,552         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (F)  Sawers             For            61,177,310     19,108,440     45,291,091
                         Withhold              760        113,031         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (G)  Schneider          For            61,177,310     19,108,011     45,291,091
                         Withhold              760        113,460         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------
 (H)  Schwertfeger       For            61,177,310     19,108,440     45,291,091
                         Withhold              760        113,031         40,798
                         -------------------------------------------------------
                         Total          61,178,070     19,221,471     45,331,889
--------------------------------------------------------------------------------


                            Shareholder Information


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds
Alabama            Michigan
Arizona            Missouri
California/2/      New Jersey/3/
Colorado           New Mexico
Connecticut        New York/2/
Florida/3/         North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky/4/        South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts/2/   Wisconsin

1.  Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.


To purchase additional shares of your Nuveen Money Market Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on the service options listed above, call your adviser, or Nuveen at (800) 621-7227.

                               Fund Information


Board of Directors
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Transfer Agent, Shareholder Services and Dividend Disbursing Agent Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227


Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobsen
Washington, D.C.


Public Accountants
Arthur Andersen LLP
Chicago, Illinois

                               Serving Investors
                                for Generations

                   [PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227


                                                                      MAN-1-4.97

                           PART C--OTHER INFORMATION

                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus for the Nuveen California Tax-Free Money Market
  Fund:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to the Registrant's Annual Report to Shareholders:

    Portfolio of Investments, February 28, 1997

    Statement of Net Assets, February 28, 1997

    Statement of Operations, Year Ended February 28, 1997

    Statement of Changes in Net Assets, Years Ended February 28, 1997, and February 29, 1996

    Report of Independent Public Accountants dated April 11, 1997

(b) Exhibits:

  1(a).    Articles of Incorporation of Registrant, as amended and
           supplemented. Filed as Exhibit 1 to Post-Effective Amendment No. 19
           to Registrant's Registration Statement on Form N-1A (File No. 33-
           01971) and incorporated by reference thereto.
  1(b).    Articles of Amendment to the Articles of Incorporation.
  2.       By-Laws of Registrant, as amended. Filed as Exhibit 2 to Post-
           Effective Amendment No. 13 to Registrant's Registration Statement on
           Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
  3.       Not applicable.
  4.       Specimen certificates of shares of Capital Stock of Registrant.
  5(a).    Investment Management Agreement between Registrant and Nuveen
           Advisory Corp., dated April 27, 1992. Filed as Exhibit 5(a) to Post-
           Effective Amendment No. 12 to Registrant's Registration Statement on
           Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
  5(b).    Amendment and Renewal of Investment Management Agreement between
           Registrant and Nuveen Advisory Corp., dated April 21, 1993. Filed as
           Exhibit 5(b) to Post-Effective Amendment No. 15 to Registrant's
           Registration Statement on Form N-1A (File No. 33-01971) and
           incorporated herein by reference thereto.
  5(c).    Renewal, dated May 7, 1996, of Investment Management Agreement.
  6(a).    Distribution Agreement dated as of January 2, 1990 between
           Registrant and John Nuveen & Co. Incorporated. Filed as Exhibit 6 to
           Post-Effective Amendment No. 7 to Registrant's Registration
           Statement on Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.

  6(b).    Renewal, dated July 26, 1996, of Distribution Agreement.
  7.       Not applicable.
  8.       Custody Agreement, dated October 1, 1993, between Registrant and United States
           Trust Company of New York. Filed as Exhibit 8 to Post-Effective Amendment No. 15
           to Registrant's Registration Statement on Form N-1A (File No. 33-01971) and
           incorporated herein by reference thereto.
  8(b).    Letter evidencing assignment of U.S. Trust Company of New York's rights and re-
           sponsibilities under the Custody Agreement to The Chase Manhattan Bank. Filed as
           Exhibit 8(b) to Post-Effective Amendment No. 22 to Registrant's Registration
           Statement on Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
  9(a).    Transfer Agency Agreement between Registrant and Shareholder Services, Inc., dated December 19, 1994. Filed as Exhibit 9(a) to Post-Effective Amendment No.
           19 to Registrant's Registration Statement on Form N-1A (File No. 33-01971) and
           incorporated herein by reference thereto.
  9(b).    Amendment No. 1 to Transfer Agency Agreement dated July 1, 1996.
  9(c).    Service Plan and related form of Service Agreement adopted with respect to shares of the Registrant's Money Market Portfolio Class--Service Plan Series.
           Filed as Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registrant's
           Registration Statement on Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
  9(d).    Service Agreement, as amended, relating to the Service Plan and adopted with respect to shares of the Registrant's Service Plan Series. Filed as Exhibit 9(c)
           to Post-Effective Amendment No. 11 to Registrant's Registration Statement on
           Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
 10.       Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11.       Consent of Independent Public Accountants.
 12.       Not applicable.
 13.       Subscription Agreement of Nuveen Advisory Corp., dated November 29, 1985. Filed as Exhibit 13 to Registrant's Registration Statement on Form N-1A (File
           No. 33-01971) and incorporated herein by reference thereto.
 14.       Not applicable.
 15(a).    Distribution Plan and related form of Service Agreement adopted under Rule 12b-1 with respect to shares of the Registrant's Money Market Portfolio Class--
           Distribution Plan Series. Filed as Exhibit 15 to Pre-Effective Amendment No. 1
           to Registrant's Registration Statement on Form N-1A (File No. 33-01971) and
           incorporated herein by reference thereto.
 15(b).    Distribution and Service Agreement, as amended, relating to the Distribution
           Plan and adopted with respect to shares of the Registrant's Distribution Plan
           Series. Filed as Exhibit 15(b) to Post-Effective Amendment No. 3 to Registrant's
           Registration Statement on Form
           N-1A (File No. 33-01971) and incorporated herein by reference thereto.

 15(c).    Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares
           and Class C Shares of Nuveen California Tax-Free Value Fund and Nuveen California
           Insured Tax-Free Value Fund, dated September 6, 1994. Filed as Exhibit 15(c) to
           Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-
           1A (File No. 33-01971) and incorporated herein by reference thereto.
 15(d).    Renewal, dated July 26, 1995, of Plan of Distribution and Service Pursuant to
           Rule 12b-1 filed as Exhibit 15(d) to Post-Effective Amendment No. 22 to
           Registrant's Registration Statement on Form N-1A (File No. 33-01971) and
           incorporated herein by reference thereto.
 16.       Schedule of Computation of Performance Figures.
 17.       Financial Data Schedule.
 18.       Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended, filed as Exhibit
           18 to Post-Effective Amendment No. 22 to Registrant's Registration Statement on
           Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
 99(a).    Municipal Bond Guaranty Master Managed Fund Insurance Policies issued to the
           Registrant by Municipal Bond Investors Assurance Corporation. Filed as Exhibit
           16(a) to Post-Effective Amendment No. 2 to the Registrant's Registration
           Statement on Form N-1A (File No. 33-01971) and incorporated herein by reference thereto.
 99(b).    Agreement for a Money Market Fund Insurance Program. Filed as Exhibit 19 to Post-
           Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A
           (File No. 33-01971) and incorporated herein by reference thereto.
 99(c).    Certified copy of resolution of Board of Directors authorizing the signing of the names of directors and officers on the Registration Statement pursuant to power of attorney.
 99(d).    Original Powers of Attorney authorizing, among others, Gifford R. Zimmerman and
           Larry W. Martin to execute the Registration Statement on behalf of all of the
           Registrant's Directors.
 99(e).    Code of Ethics and Reporting Requirements. Filed as Exhibit 99(i) to Post-
           Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A
           (File No.
           33-01971) and incorporated herein by reference thereto.
 99(f).    Articles of Transfer between Nuveen California Tax-Free Fund, Inc. and Nuveen
           Flagship Multistate Trust II.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not Applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

As of April 7, 1997:

                                                                    NUMBER OF
      TITLE OF SERIES                                             RECORD HOLDERS
      ---------------                                             --------------
      Nuveen California Tax-Free Money Market Fund,
        Institutional Series.....................................        52
        Distribution Plan Series.................................     2,876
        Service Plan Series......................................     6,247

ITEM 27: INDEMNIFICATION
Article NINTH of the Registrant's Articles of Incorporation provides as fol-lows:

  NINTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employ-ees and agents, and those persons who, at the request of the Corporation serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

  Expenses (including attorneys' fees) incurred in defending a civil or crim-inal action, suit or proceeding (including costs connected with the prepa-ration of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately de-termined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to mak-ing any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking,
  (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

  Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office ("disabling conduct"), and the Corpora-tion shall not indemnify any of its officers or directors against any lia-bility to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A de-termination that an officer or director is entitled to indemnification shall have been properly made if its is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reason-able determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a major-ity of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

The directors and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the Articles of Incorporation of the Registrant or oth-erwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as ex-pressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or control-ling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling pre-cedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Mu-nicipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Op-portunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Op-portunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Mu-nicipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen Cali-fornia Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Mu-nicipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen In-sured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Pre-mium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Munici-pal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachu-setts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washing-ton Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium In-come Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund and Nuveen Insured Premium In-come Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, em-ployee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.

ITEM 29: PRINCIPAL UNDERWRITERS

(a) John Nuveen & Co. Incorporated (Nuveen) acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Ex-empt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen also has served or is serving as co-managing underwriter of the shares of the following closed-end management type investment companies: Nuveen Munic-ipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York In-vestment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey In-vestment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Munici-pal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Qual-ity Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality In-come Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Premium In-come Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured Cali-fornia Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium In-come Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Mu-nicipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecti-cut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Pre-mium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL       POSITIONS AND OFFICES       POSITIONS AND OFFICES
BUSINESS ADDRESS         WITH UNDERWRITER            WITH REGISTRANT
-----------------------------------------------------------------------------
Timothy R. Schwertfeger  Chairman of the Board,      Chairman of the Board
333 West Wacker Drive    Chief Executive Officer     and Director
Chicago, Illinois 60606  and Director
Anthony T. Dean          President and Director      President and Director
333 West Wacker Drive
Chicago, Illinois 60606
John P. Amboian          Executive Vice President    None
333 West Wacker Drive    and Chief Financial Officer
Chicago, IL 60606
Bruce P. Bedford         Executive Vice President    Executive Vice President
333 West Wacker Drive
Chicago, IL 60606
William Adams IV         Vice President              None
333 West Wacker Drive
Chicago, Illinois 60606
Richard P. Davis         Vice President              None
One South Main Street
Dayton, OH 45402

                                                            POSITIONS AND
NAME AND PRINCIPAL                    POSITIONS AND OFFICES OFFICES
BUSINESS ADDRESS                      WITH UNDERWRITER      WITH REGISTRANT
-------------------------------------------------------------------------------
Clifton L. Fenton                      Vice President       None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan                   Vice President       Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Stephen D. Foy                         Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Robert D. Freeland                     Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Michael G. Gaffney                     Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Anna R. Kucinskis                      Vice President       Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Robert B. Kuppenheimer                 Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Larry W. Martin                        Vice President and   Vice President and
333 West Wacker Drive                  Assistant Secretary  Assistant Secretary
Chicago, Illinois 60606
Thomas C. Muntz                        Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
O. Walter Renfftlen                    Vice President       Vice President and
333 West Wacker Drive                  and Controller       Controller
Chicago, Illinois 60606
Stuart W. Rogers                       Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Bradford W. Shaw, Jr.                  Vice President       None
333 West Wacker Drive Chicago, Illi-
nois 60606

                                                                 POSITIONS AND
NAME AND PRINCIPAL             POSITIONS AND OFFICES             OFFICES
BUSINESS ADDRESS               WITH UNDERWRITER                  WITH REGISTRANT
------------------------------------------------------------------------------------
H. William Stabenow             Vice President                   Vice President and
333 West Wacker Drive           and Treasurer                    Treasurer
Chicago, Illinois 60606
Paul C. Williams                Vice President                   None
333 West Wacker Drive
Chicago, Illinois 60606
Gifford R. Zimmerman            Vice President and               Vice President and
333 West Wacker Drive           Assistant Secretary              Assistant Secretary
Chicago, Illinois 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606, main-tains Articles of Incorporation, By-Laws, minutes of directors and shareholder meetings, contracts and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., or Shareholder Services, Inc.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder services agent for the Registrant.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Share-holders upon request and without charge.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 OF THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 4TH DAY OF JUNE, 1997.

                                   NUVEEN CALIFORNIA TAX-FREE FUND, INC.

                                           /s/ Gifford R. Zimmerman
                                   --------------------------------------------
                                       Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                          DATE
           ---------                     -----                          ----
  /s/ O. Walter Renfftlen       Vice President and
-------------------------------  Controller (Principal              June 4, 1997
      O. Walter Renfftlen        Financial and
                                 Accounting Officer)

    Timothy R. Schwertfeger     Chairman of the Board    )
                                 and Director (Principal )
                                 Executive Officer)      )
                                                         )
        Anthony T. Dean         President and Director   )
                                                         )
       Robert P. Bremner        Director                 )
                                                         )
       Lawrence H. Brown        Director                 }   /s/ Gifford R. Zimmerman
                                                         ) By ________________________
     Anne E. Impellizzeri       Director                 )      Gifford R. Zimmerman
                                                         )        Attorney-in-Fact
     Margaret K. Rosenheim      Director                 )
                                                         )          June 4, 1997
       Peter R. Sawers          Director                 )
                                                         )
     William J. Schnieder       Director                 )


AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND DIRECTORS OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS FILED AS AN EX-HIBIT.

                               INDEX TO EXHIBITS

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
  1(b).    Articles of Amendment to the Articles of Incorpora-
           tion.
  4.       Specimen certificates of shares of Capital Stock of
           Registrant.
  5(c).    Renewal, dated May 7, 1996, of Investment Management
           Agreement.
  6(b).    Renewal, dated July 26, 1996, of Distribution Agree-
           ment.
  9(b)     Amendment No. 1 to Transfer Agency Agreement dated
           July 1, 1996.
 10.       Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11.       Consent of Independent Public Accountants.
 16.       Schedule of Computation of Performance Figures.
 17.       Financial Data Schedule.
 99(c).    Certified copy of resolution of Board of Directors
           authorizing the signing of the names of directors and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(d).    Original Powers of Attorney authorizing, among oth-
           ers, Gifford R. Zimmerman and Larry W. Martin to exe-
           cute the Registration Statement on behalf of all of
           the Registrant's Directors.
 99(f).    Articles of Transfer between Nuveen California Tax-
           Free Fund Inc. and Nuveen Flagship Multistate Trust
           II.